UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [  ]

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[ ]	Soliciting Material Pursuant to §240.14a-12a

Surna Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SURNA INC.

1780 55th Street

Boulder, Colorado 80301

(303) 993-5271

April 7, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Surna Inc. (the “Annual Meeting”) to be held on May 28, 2021 at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 1780 55th Street, Boulder, Colorado 80301.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

It is important that your shares be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. The enclosed proxy card contains instructions for voting over the Internet, by telephone or by returning your proxy card via mail in the envelope provided. Your vote is important.

Sincerely yours,

/s/ Anthony K. McDonald
Anthony K. McDonald
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 28, 2021.

Our Proxy Statement and our Annual Report for the year ended December 31, 2020 are available on the website of our proxy tabulator, Equiniti (US) Services LLC (“EQ”) at www.proxydocs.com/SRNA. The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:

●	the date, time and location of the meeting;

●	a list of the matters intended to be acted on at the meeting and the recommendations of the Board regarding those matters; and

●	information about attending the meeting and voting in person.

SURNA INC.

1780 55th Street

Boulder, Colorado 80301

(303) 993-5271

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 28, 2021

To the Stockholders of Surna Inc.:

The 2021 Annual Meeting of Stockholders of Surna Inc. (the “Company”) will be held on May 28, 2021, at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 1780 55th Street, Boulder, Colorado 80301.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) is being held for the following purposes:

1.	To vote on the election of the three director nominees named in the attached Proxy Statement and in the proxy card to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and

2.	To ratify the selection of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	To approve an amendment to the Company’s Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares to Eight Hundred Fifty Million (850,000,000) of which Seven Hundred Million (700,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Fifty Million (150,000,000) shares will be preferred stock, with a par value of $0.00001 per share; and

4.	To approve an amendment to the Company’s Articles of Incorporation to change the rights, preferences, limitations and terms of the Company’s Series A preferred stock (the “Series A preferred stock”) to allow the Company to redeem the outstanding shares of the Series A preferred stock by issuance of one share of the Company’s common stock for each one hundred shares of Series A preferred stock being redeemed by the Company; and

5.	To approve an amendment to the Company’s Articles of Incorporation to change the rights of the common stock to eliminate any right of stockholder action by written consent; and

6.	To approve an amendment to the Company’s Articles of Incorporation to add a provision for the call of any special or annual meeting to be the right of the board acting together by a majority of the board, any two directors acting together, the chief executive officer or president of the Company or any one or more stockholders together holding, of record, at least twenty-five percent (25%) of the voting power of the capital stock issued and outstanding and entitled to vote thereat; and

7.	To approve an amendment to the Company’s Articles of Incorporation to permit the Board, without requiring the approval of the stockholders and without correspondingly decreasing the number of authorized shares of the class, to decrease the number of issued and outstanding shares of common stock or preferred stock, so long as the decrease is applied proportionally to any class of stock so decreased; and

8.	To approve the 2021 Performance Equity Plan of the Company; and

9.	To authorize the Board, at its discretion, at any time until December 31, 2021, (i) to effect a reverse stock split of the common stock with a ratio not less than two-for-one but not greater than one hundred-fifty-for-one and (ii) in conjunction therewith to amend the Articles of Incorporation to decrease the authorized number of shares of common stock and preferred stock to any amount less than 700,000,000 but not less than 150,000,000 shares of common stock and to any amount less than 150,000,000 but not less than 25,000,000 shares of preferred stock.

10.	To obtain an advisory vote on the executive pay, under the “Say on Pay” proxy requirements.

11.	To obtain an advisory vote on the frequency of the “Say on Pay” advisory vote every three years.

12.	To approve any adjournment of the Annual Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals.

Each proposal is discussed in greater detail in the enclosed Proxy Statement. You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 1, 2021. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote electronically via the Internet by using the Internet address indicated on the enclosed proxy card. Instructions are shown on the enclosed proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

/s/ Anthony K. McDonald

Chairman of the Board

Boulder, Colorado

April 7, 2021

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote electronically via the Internet by using the Internet address indicated on the enclosed proxy card. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

SURNA INC.

1780 55th Street

Boulder, Colorado 80301

(303) 993-5271

PROXY STATEMENT

2021 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of Surna Inc. (the “Company,” “Surna,” “we,” “us” or “our”) for use at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 28, 2021, at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 1780 55th Street, Boulder, Colorado 80301, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are first being sent to stockholders on or about April 7, 2021.

This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are also available on the website of our proxy tabulator, Equiniti (US) Services LLC (“EQ”) at www.proxydocs.com/SRNA. If you have questions about how to vote your shares of common stock or preferred stock, you may call our proxy solicitor, EQ at 1-833-434-0272.

We encourage you to vote your shares by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the enclosed proxy card, the shares covered by the proxy card will be voted “FOR” the election of the nominees as directors listed on the enclosed proxy card and “FOR” the other matters listed in the accompanying Notice of Annual Meeting of Stockholders. You can vote in person, by attending the meeting, but you will be required to follow the Colorado Covid-19 rules for attending a meeting in the State of Colorado. As these rules change frequently, you must check the relevant travel rules at https://covid19.colorado.gov/travel.

To vote your shares by telephone or internet, you may use the following: the web address for voting is www.proxypush.com/SRNA and to vote by phone call 1-866-883-3382.

If your shares are registered in the name of a broker or other nominee, you may be eligible to vote your shares electronically via the Internet or by telephone through EQ, who coordinates proxy delivery and voting for these brokers and other nominees. If your shares are registered in the name of a broker or other nominee, you will receive a copy of the Company’s Annual Report on Form 10-K and this Proxy Statement, either by paper or electronically, from EQ and will have the opportunity to vote via the Internet or by telephone through EQ.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To vote on the election of the three director nominees named in the attached Proxy Statement and in the proxy card to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and

2. To ratify the selection of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3. To approve an amendment to the Company’s Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares to Eight Hundred Fifty Million (850,000,000) of which Seven Hundred Million (700,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Fifty Million (150,000,000) shares will be preferred stock, with a par value of $0.00001 per share; and

4. To approve an amendment to the Company’s Articles of Incorporation to change the rights, preferences, limitations and terms of the Company’s Series A preferred stock (the “Series A preferred stock”) to allow the Company to redeem the outstanding shares of the Series A preferred stock by issuance of one share of the Company’s common stock for each one hundred shares of Series A preferred stock being redeemed by the Company; and

5. To approve an amendment to the Company’s Articles of Incorporation to change the rights of the common stock to eliminate any right of stockholder action by written consent; and

6. To approve an amendment to the Company’s Articles of Incorporation to add a provision for the call of any special or annual meeting to be the right of the board acting together by a majority of the board, any two directors acting together, the chief executive officer or president of the Company or any one or more stockholders together holding of record at least twenty-five percent (25%) of the voting power of the capital stock issued and outstanding and entitled to vote thereat; and

7. To approve an amendment to the Company’s Articles of Incorporation to permit the Board, without requiring the approval of the stockholders and without correspondingly decreasing the number of authorized shares of the class, to decrease the number of issued and outstanding shares of common stock or preferred stock, so long as the decrease is applied proportionally to any class of stock so decreased;

8. To approve the 2021 Performance Equity Plan of the Company; and

9. To authorize the Board, at its discretion, at any time until December 31, 2021, (i) to effect a reverse stock split of the common stock with a ratio not less than two-for-one but not greater than one hundred-fifty-for-one and (ii) in conjunction therewith to amend the Articles of Incorporation to decrease the authorized number of shares of common stock and preferred stock to any amount less than 700,000,000 but not less than 150,000,000 shares of common stock and to any amount less than 150,000,000 but not less than 25,000,000 shares of preferred stock.

10. To obtain an advisory vote on the executive pay, under the “Say on Pay” proxy requirements.

11. To obtain an advisory vote on the frequency of the “Say on Pay” advisory vote every three years.

12. To approve any adjournment of the Annual Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals.

Record Date and Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on April 1, 2021 (the “Record Date”). On the Record Date, there were 236,526,838 shares of the Company’s common stock outstanding and 42,030,331 shares of the Company’s Series A preferred stock outstanding. The holders of common stock are entitled to one vote per share of common stock, and the holders of Series A preferred stock are entitled to one vote per share of preferred stock equivalent to one vote of common stock. The holders of Series A preferred stock have the right to one vote for each share of Series A preferred stock owned by them, together with holders of common stock, with respect to any matter upon which holders of common stock have the right to vote. The holders of Series A preferred stock also have the right to one vote for each share of Series A preferred stock owned by them with respect to Proposal 4, which requires the vote of the holders of Series A preferred stock as a single class. If you owned shares of our common or Series A preferred stock at the close of business on the Record Date, you are entitled to vote the shares owned by you as of that date.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the shares of common and Series A preferred stock, together, outstanding on the Record Date will constitute a quorum. Abstentions and broker non-votes will be treated as shares present for quorum purposes. On the Record Date, together there were 278,556,969 shares of common and Series A preferred stock outstanding and entitled to vote. Thus, 139,278,485 must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

A quorum of Series A preferred stockholders must also be present at the Annual Meeting for any business to be conducted by the Series A preferred stockholders as a single class. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Series A preferred stock outstanding on the Record Date will constitute a quorum for purposes of Proposal 4, which requires the vote of the Series A preferred stockholders as a single class in addition to the vote by the holders of the common stock and preferred stock voting together. Abstentions will be treated as Series A preferred shares present for quorum purposes. On the Record Date, there were 42,030,331 Series A preferred shares outstanding and entitled to vote. Thus, 21,015,166 must be represented by Series A preferred stockholders present at the Annual Meeting or by proxy to have a quorum.

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Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting.

If a quorum is not present at the Annual Meeting, the stockholders who are represented at the Annual Meeting, in person or by proxy, may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker or Other Nominee

If you hold your shares through a broker or other nominee (i.e., in street name), you must follow the voting instructions you receive from your broker or other nominee. If you hold shares through a broker or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on certain routine matters. Specifically, New York Stock Exchange (“NYSE”) member brokers may vote in their discretion in the ratification of the appointment of our independent registered public accounting firm if they do not receive instructions from beneficial owners, subject to any voting policies adopted by the broker. Important information regarding broker non-votes in on-routine matters is set forth below.

If your shares are registered in the name of a broker or other nominee, you may be eligible to vote your shares electronically via the Internet or by telephone through EQ, a third party service provider that coordinates proxy delivery and voting for brokers and other nominees. If your shares are registered in the name of a broker or other nominee, you will receive a copy of the Company’s Annual Report on Form 10-K and this Proxy Statement, either by paper or electronically, from EQ and will have the opportunity to vote via the Internet or by telephone through EQ.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common or Series A preferred stock, you may authorize a proxy to vote on your behalf, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxy holder will vote your shares according to the Board’s recommendations. You may return the enclosed proxy card by mail in the enclosed, self-addressed envelope, or you may vote your shares by calling toll free the telephone number indicated on the enclosed proxy card or electronically via the Internet by using the Internet address indicated on the enclosed proxy card. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on the proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

Revoking Your Proxy

Stockholders of record who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date, by voting of your shares by telephone or electronically via the Internet, or by attending the Annual Meeting and voting in person. Only the latest dated proxy you submit will be counted.

If you hold shares of common stock through a broker or other nominee, you must follow the instructions you receive from your broker or other nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2020. We have requested that brokers and other nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

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Solicitation of proxies will be primarily by mail. Officers, directors, and employees of the Company also will solicit proxies personally on behalf of the Company. The Company also has retained Equiniti (US) Services LLC (“EQ”), 275 Madison Avenue, New York, NY 10019, to aid in the solicitation of proxies. EQ will receive a base fee of $14,000, plus reimbursement of reasonable out-of-pocket expenses and certain incremental costs for its proxy solicitation services, if and when needed for the solicitation of additional security holders of the Company. If there are additional services requested of EQ, the Company will pay additional fees at the reasonable and customary rates of EQ. The Company will reimburse brokers and other persons holding shares in their names, or in the names of nominees, for the expense of transmitting proxy materials. The cost of soliciting proxies will be borne by the Company.

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Annual Meeting.

Vote Required

The holders of common stock and Series A preferred stock are entitled to vote, as a group together, on all matters presented to the stockholders at the Annual Meeting. The holders of Series A preferred stock are also entitled to vote, as a single class, on Proposal 4.

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and shares that are voted by brokers as to any matter considered at the Annual Meeting will be included in determining if a quorum is present or represented at the Annual Meeting. Any broker holding shares of record for you only is entitled to vote on matters that are deemed to be routine; all other matters can only be voted upon by a broker only if the broker receives voting instructions from you. Broker non-votes occur when shares are held by a broker who has not received instructions from the beneficial owner of the shares on such non-routine matters, the broker does not have discretionary voting power with respect to such non-routine matters and has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that the broker lacks voting authority with respect to such non-routine matters. The effects of broker non-votes and abstentions on the proposals to be brought before the Annual Meeting are discussed below.

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes
Proposal 1 – Election of three directors of the Company nominated by the Board and named in this Proxy Statement who will each serve until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified.	Affirmative vote of the holders of a plurality of all the votes cast at the Annual Meeting either in person or by proxy (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).	No	Because the election of a director requires a plurality of the votes cast, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Proposal 2 – Ratification of the appointment of Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.	Yes	Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Proposal 3 – Approve of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares to Eight Hundred Fifty Million (850,000,000) of which Seven Hundred Million (700,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Fifty Million (150,000,000) shares will be preferred stock, with a par value of $0.00001 per share.	Affirmative vote of a majority of outstanding shares entitled to vote at the Annual Meeting.	No	Abstentions and broker non-votes will have the effect of a vote against this proposal.

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Proposal 4 – Approve of an amendment to the Company’s Articles of Incorporation to change the rights, preferences, limitations and terms of the Company’s preferred stock to allow the Company to redeem the outstanding shares of the preferred stock by issuance of one share of the Company’s common stock for each one hundred shares of preferred stock being redeemed by the Company.	Affirmative vote of: (i) a majority of outstanding shares entitled to vote at the Annual Meeting, and (ii) a majority of outstanding shares of preferred stock voting together as a single class at the Annual Meeting.	No	Abstentions and broker non-votes will have the effect of a vote against this proposal.

Proposal 5 – Approve an amendment to the Company’s Articles of Incorporation to change the rights of the common stock to eliminate any right of stockholder action by written consent.	Affirmative vote of a majority of outstanding shares entitled to vote at the Annual Meeting.	No	Abstentions and broker non-votes will have the effect of a vote against this proposal.

Proposal 6 – Approve an amendment to the Company’s Articles of Incorporation to add a provision for the call of any special or annual meeting to be the right of the board acting together by a majority of the board, any two directors acting together, the chief executive officer or president of the Company or any one or more stockholders together holding at least twenty-five percent (25%) of the voting power of the capital stock issued and outstanding and entitled to vote thereat.	Affirmative vote of a majority of outstanding shares entitled to vote at the Annual Meeting.	No	Abstentions and broker non-votes will have the effect of a vote against this proposal.

Proposal 7 – Approve an amendment to the Company’s Articles of Incorporation to permit the Board, without requiring the approval of the stockholders and without correspondingly decreasing the number of authorized shares of the class, to decrease the number of issued and outstanding shares of common stock or preferred stock, so long as the decrease is applied proportionally to any class of stock so decreased.	Affirmative vote of a majority of outstanding shares entitled to vote at the Annual Meeting.	No	Abstentions and broker non-votes will have the effect of a vote against this proposal.

Proposal 8 – Approve the 2021 Performance Equity Plan of the Company.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.	No	Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Proposal 9 – Approve the Board, at its discretion, at any time until December 31, 2021, (i) to effect a reverse stock split of the common stock with a ratio not less than two-for-one but not greater than one hundred-fifty-for-one and (ii) in conjunction therewith to amend the Articles of Incorporation to decrease the authorized number of shares of common stock and preferred stock to any amount less than 700,000,000 but not less than 150,000,000 shares of common stock and to any amount less than 150,000,000 but not less than 25,000,000 shares of preferred stock.	Affirmative vote of a majority of outstanding shares entitled to vote at the Annual Meeting.	No	Abstentions and broker non-votes will have the effect of a vote against this proposal.

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Proposal 10 – To obtain an advisory vote on the executive pay, under the “Say on Pay” proxy requirements.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.	No	Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Proposal 11 – To obtain an advisory vote on the frequency of the “Say on Pay” advisory vote every three years.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.	No	Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Proposal 12 – To approve any adjournment of the Annual Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.	No	Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

If any other matter is presented, the shares represented by such proxy will be voted in accordance with the best judgment of the person or persons exercising authority conferred by the proxy at the Annual Meeting.

Additional Solicitation. If there are not enough votes to elect the director nominees, to ratify the appointment of Sadler, Gibb & Associates, L.L.C. or to approve Proposals 3 through 11, the stockholders who are represented at the Annual Meeting, in person or by proxy, may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on the election of directors, the ratification of the appointment of Sadler, Gibb & Associates, L.L.C. or the approval of Proposals 3 through 11 prior to any such adjournment if there are sufficient votes for approval of such election of directors, ratification of the appointment of Sadler, Gibb & Associates, L.L.C. or approval of Proposals 3 through 11.

Stockholders Sharing the Same Address – “Householding”

The Company is sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Shareholder Relations, Surna Inc., 1780 55th Street, Boulder, Colorado 80301, and the Company will promptly forward to such stockholder a separate Annual Report and/or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

Stockholder List

A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose related to the Annual Meeting for the ten (10) days prior to the Annual Meeting during ordinary business hours at our principal offices located at 1780 55th Street, Boulder, Colorado 80301.

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PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Bylaws, as amended, the number of directors may be established, increased or decreased from time to time by the Board, but will never be less than one, nor more than thirteen. The number of directors is currently set at three.

The Company’s Articles of Incorporation requires that all directors stand for election annually at the Company’s Annual Meeting. Accordingly, each of the Company’s directors holds office until the next annual meeting of stockholders and until his successor is duly elected and qualified.

All three of the Company’s current directors, Messrs. Anthony K. McDonald, James R. Shipley and Nicholas J. Etten, have been nominated for election for a one year term expiring in 2022. None of the nominees is being proposed for election pursuant to any agreement or understanding between them and the Company requiring that they be nominated for election as a director.

A stockholder can vote for or withhold his vote from one or more of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies in the enclosed proxy card to vote such proxy “FOR” the election of the director nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the persons named in this Proxy Statement will be unable or unwilling to serve.

Information about the Nominees

The Board has selected the following three persons as its nominees for election to the Board at the Annual Meeting. Each of these nominees has indicated that he is willing and able to serve as a director. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), your proxy may be voted for such substitute nominees as the Board may designate.

Certain information, as of April 1, 2021, with respect to the nominees for election at the Annual Meeting, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company. The business address of each of the nominees listed below is 1780 55th Street, Boulder, Colorado 80301.

Name	Age	Positions & Committees
Anthony K. McDonald	62	Chairman of the Board; Chief Executive Officer and President
James R. Shipley	65	Director
Nicholas J. Etten	52	Director

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Name and Year First Elected Director	Background Information and Principal Occupation(s) During Past Five Years and Beyond
Anthony K. McDonald (2018)

Mr. McDonald was appointed a director on September 12, 2018. On November 28, 2018, Mr. McDonald was appointed our Chief Executive Officer and President. On June 24, 2020, Mr. McDonald was appointed Chairman of the Board. Mr. McDonald has been involved in building businesses in the cleantech, energy efficiency and heating, ventilation and air conditioning (“HVAC”) industries over the past 10 years. From 2008 to 2018, Mr. McDonald led sales and business development as Vice-President—Sales for Coolerado Corp., a manufacturer and marketer of innovative, energy-efficient air conditioning systems for commercial, government, and military use. Along with Coolerado’s CEO, Mr. McDonald was instrumental in growing the business to become an INC. 600 high-growth company award winner and assisted in raising $15 million of private funding from a cleantech investment fund. In 2015, Coolerado was acquired by Seeley International, Australia’s largest air conditioning manufacturer and an innovative global leader in the design and production of energy-efficient cooling and heating products, where Mr. McDonald served as National Account Manager. He is also the founder and Managing Partner of Cleantechsell.com and the author of Cleantech Sell: The Essential Guide To Selling Resource Efficient Products In The B2B Market.

Prior to joining Coolerado, Mr. McDonald spent over ten years in the private equity industry where he was involved in numerous transactions in the technology, manufacturing, and power development industries. As a business development officer at several private equity acquisitions groups Mr. McDonald identified, financed, or acquired numerous transactions with total enterprise value in excess of $200 million.

Mr. McDonald was also a consultant to international banks with KMPG from 1994 to 1997 and served as a director for Keating Capital, Inc., a publicly traded business development company that made investments in pre-IPO companies. He previously served as a mentor for companies in the Clean Tech Open competition.

Mr. McDonald is a U.S. Army veteran and a graduate of the U.S. Military Academy at West Point, N.Y. where he earned a B.S. degree in Engineering and Economics. He also received an M.B.A. degree from the Harvard Business School.

Among the reasons for Mr. McDonald to be selected for service on the Board is his experience in sales, sales and operations management, mergers and acquisitions, the HVAC industry, his in-depth knowledge of climate control systems and technologies.

James R. Shipley (2020)

Mr. Shipley was appointed a director on June 24, 2020. Mr. Shipley recently retired from AgTech Holdings where he was the Chief Strategy Officer of GroAdvisor and the Vice-President of Sales VividGro since 2017. Since 2017, Mr. Shipley has assisted in design and build consulting along with supply chain management for cultivation operations in 12 states covering more than 500,000 square feet of warehouse indoor cultivation and continues to consult independently with operators in North America. From 2014 to 2017 Mr. Shipley, acting in several executive roles, helped build multiple business lines for MJIC Inc. (now CNSX: MSVN ); these roles included being a member of the board of directors, Chairman and President. Mr. Shipley is currently president and a principal in RSX Enterprises Inc., a sales agency and marketing firm that sells and markets equipment for use in controlled environment agriculture on behalf of various manufacturers. Mr. Shipley has been active in the cannabis business, where he has founded various summits such as the Marijuana Investor Summit and been involved in many educational workshops and business expos. Previously, Mr. Shipley was an officer and chief revenue officer with Carrier Access Corporation (CACS), a public company trading on Nasdaq. Prior to Carrier Access, Mr. Shipley worked at Williams Companies in their telecommunications divisions.

Mr. Shipley has been selected for service on the Board because of his experience in and commitment to the cannabis industry, his demonstrated and consistent record of success as an executive and entrepreneur, and his extensive network of contacts in the cannabis industry.

Nicholas J. Etten (2020)

Mr. Etten was appointed a director on June 24, 2020. Mr. Etten joined Acreage Holdings in 2018 where he is currently the Head of Government Affairs. Acreage is a vertically integrated, multi-state operator of cannabis licenses and assets in the U.S. In 2017 he founded the Veterans Cannabis Project where he continues to serve as Chairman. Veterans Cannabis Project (VCP) is an organization dedicated to advocating on behalf of cannabis access issues for U.S. military veterans. From 2015 to 2017, Mr. Etten set aside his career to provide care for his seriously ill son. Mr. Etten’s career has been focused on the growth equity market, and prior to Acreage, he held positions including Vice President of Global Business Development for FreightWatch International, and Director of Corporate Development for Triple Canopy. Mr. Etten was an investment professional at Trident Capital, where he focused on the cyber-security space, and an investment banker at Thomas Weisel Partners. Mr. Etten served on active duty as a U.S. Navy SEAL officer. He earned an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University, and a BS in political science from the United States Naval Academy.

Mr. Etten has been selected for service on the Board because of his experience in and commitment to the cannabis industry, his experience with multi-site cannabis operators, his demonstrated and consistent record of success as an executive, and his extensive network of contacts in the cannabis industry and investment banking world.

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Vote Required and Board’s Recommendation

The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon). Each share of common stock and Series A preferred stock entitled to vote may be voted for as many persons as there are directors to be elected. However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, abstentions and broker non-votes will have no effect of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Board, Sadler, Gibb & Associates, L.L.C. has been selected to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and the Board has further directed that the selection of our independent registered public accounting firm be submitted for ratification by our stockholders at our Annual Meeting.

The Company engaged Sadler, Gibb & Associates, L.L.C. as its independent registered public accounting firm for the fiscal year ended December 31, 2020 replacing ACM LLP on May 26, 2020.

Representatives of Sadler, Gibb & Associates, L.L.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Sadler, Gibb & Associates, L.L.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Board will reconsider whether or not to retain Sadler, Gibb & Associates, L.L.C.. Even if the selection is ratified, the Board may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.

Sadler, Gibb & Associates, L.L.C. has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.

Aggregate fees for professional services billed to the Company by Sadler, Gibb & Associates, L.L.C. and ACM LLP, respectively, for the years ended December 31, 2020 and 2019, were as follows:

	2020		2019
Audit Fees	$116,000		$135,000
Audit-Related Fees	-		-
Tax Fees	21,000	(1)	16,960	(2)
Other Fees	-		-
Total	$137,000		$151,960

(1)	Tax fees in 2020 related to tax returns for the 2019 year
(2)	Tax fees in 2019 related to tax returns for the 2018 year.

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Audit Fees. Audit fees consist of fees billed by our independent registered public accounting firm for professional services rendered in connection with the audit of our annual consolidated financial statements, and the review of our consolidated financial statements included in our quarterly reports.

Audit-Related Fees. Audit-related services consist of fees billed by our independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include the review of our registration statements on Forms S-8.

Tax Fees. Tax fees consist of fees billed by our independent registered public accounting firm for professional services rendered for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Pre-Approval Policy

Our Board pre-approves all services to be provided by our independent registered public accounting firm.

Vote Required and Board’s Recommendation

Approval of this Proposal 2 requires the affirmative vote of a majority of the votes cast on this proposal at a meeting at which a quorum is present. Abstentions will be counted as present for purposes of determining the presence of a quorum, and will have the same effect as an AGAINST vote on this proposal. Broker non-votes are not expected to result from the vote on this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the ratification of the selection of Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF SADLER, GIBB & ASSOCIATES, L.L.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

PROPOSAL 3

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK

The Board believes it is in the best interest of the Company to increase the number of shares of common stock authorized for issuance from 350,000,000 to 700,000,000, an increase of 350,000,000 shares. The number of shares of preferred stock will remain the same. These shares do not offer any preemptive rights or cumulative voting rights. The text of the proposed Articles of Amendment is attached hereto as Exhibit A (the “Articles of Amendment”).

Reasons For The Increase

Our Board believes that it is desirable to have additional authorized shares of common stock available for possible future financings, acquisition transactions, joint ventures, funding our equity incentive plans and other general corporate purposes. The Board believes that having such additional authorized shares of common stock available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders’ meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing stockholders, management believes that such transactions would increase the overall value of the Company to its stockholders. There are certain advantages and disadvantages of an increase in our authorized common stock. The advantages include:

●	The ability to raise capital by issuing capital stock under the type of transactions described above, or other financing transactions.

●	To have shares of common stock available to pursue business expansion opportunities, if any.

●	To have shares of common stock available to fund our equity performance plans.

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The disadvantages include:

●	The issuance of authorized but unissued stock could be used to deter a potential takeover of our Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

●	Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

Although the Company will need to raise significant capital in the near term as described in its filings with the Securities and Exchange Commission, the Company has no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of common stock to be authorized by the proposed Articles Amendment. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of the Company and its stockholders.

Disadvantages of the Proposal

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate our stock or obtain control of the Company

If the Company’s stockholders do not approve the increase in authorized shares of common stock, then the Company will not be able to increase the total number of authorized shares of common stock, and therefore, the Company will be limited in its ability to use shares of common stock for financing, acquisitions or other general corporate purposes.

Approval Required

This proposal will be approved if a quorum exists and there is an affirmative vote of a majority of outstanding shares entitled to vote at the meeting. Abstentions and broker non-votes will have the effect of a vote AGAINST this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the approval of this proposal, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Effective Date

If the Company’s stockholders approve this proposal, we have to file an amendment to the Articles of Incorporation with the Nevada Secretary of State in order for the amendment to become effective. Our Board reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the amendment.

Dissenters’ Rights

Neither Nevada law, the Company’s Articles of Incorporation, nor the Company’s Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN THE COMPANY’S AUTHORIZED COMMON STOCK.

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PROPOSAL 4

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE RIGHTS,

PREFERENCES AND LIMITATIONS OF THE SERIES A PREFERRED STOCK TO PERMIT ITS

REDEMPTION

The Board believes it is in the best interest of the Company to provide for the Company to be able to redeem the Series A preferred stock so as to permit the holders thereof to receive shares of common stock. The text of the proposed Articles of Amendment is attached hereto as Exhibit A.

Reasons for the Proposal

In March 2014, the Company issued an aggregate of 77,220,000 shares of Series A preferred stock in connection with its acquisition of Safari Resource Group, Inc. by merger. The Series A preferred stock has no conversion rights, redemption rights, liquidation priorities, dividend rights, pre-emptive rights or other preferences or protective provisions; it only has the voting right of one vote per share of preferred stock equivalent to one vote of common stock, and it votes with the common stock on all matters presented to the stockholders. The Series A preferred stock is not a traded security, and because of its limited rights, potentially not financially valuable as an equity security of the Company. Currently, there are 42,030,331 shares of the Series A preferred stock outstanding, the majority of which are held by one person.

The Series A preferred stock was originally issued to give to the holders thereof a controlling share ownership position of the Company. Since then that controlling position has been reduced as some of the holders of the Series A preferred stock have agreed to exchange their Series A preferred stock for common stock, and the Company has issued shares of common stock to fund its operations further diluting the voting position. Currently, the Series A preferred stock represents, on a beneficial basis, approximately 15.08% of the votes entitled to vote at a meeting of stockholders, down from approximately 41.00% at the time of issuance.

By this amendment to the Articles of Incorporation, the Company is making the Series A preferred stock redeemable at its option, and thus convertible into common stock. The Company is taking this form of action so as to comply with the restrictions that may arise under the tender offer rules if it were to approach the holders of the Series A preferred stock individually for a conversion offer. The rate of redemption will be one share of common stock for each one hundred shares of Series A preferred stock that is currently issued and outstanding, rounded up to the next whole share of common stock based on the aggregate holdings of Series A preferred stock of a stockholder being redeemed.

A principal reason for seeking the ability to redeem the Series A preferred stock is because it does not adjust when there is any other change in the issued and outstanding common stock. For example, if the Company implements a reverse stock split of the common stock, the preferred stock will not adjust. Consequently, since its voting authority is one share of preferred having one vote along with the votes of the outstanding common stock, its proportional voting authority would increase inconsistently with that of the common stock. The Board believes that this effect is an impediment to being able to attract investors to the common stock and achieving better shareholder value. This feature also undermines stockholder democracy, and it has limited the Company in its ability to rationalize its capitalization without penalizing the holders of common stock. Additionally, if the Company seeks to list on a national stock exchange, given the current stock price, it will need to effect a reverse stock split, thus precipitating the increased voting authority of the Series A preferred stock at the expense of the common stock.

The Board believes that its redemption of the Series A preferred stock also will benefit the Company by eliminating a perpetual class of preferred stock. The perpetual nature of the Series A, with its single voting right, may present an opportunity for someone to purchase the class and exercise a vote out of proportion to its value when voting with all the stockholders. Also, the existence of the Series A preferred stock which is not convertible, is not taken into consideration when calculating earnings per share, but is nonetheless dilutive of the vote of the stockholders. Therefore, there is a dis-correlation between the earnings and value of a share of common stock versus the voting power of the common stock. The Company believes that these should be aligned.

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Disadvantages of the Proposal

The conversion of the outstanding shares of Series A preferred stock into shares of common stock, assuming shareholder approval is obtained, will result in additional shares of common stock outstanding and thereby dilutive on an economic level. The additional shares of common stock outstanding will have a moderate effect on earnings per share, as there will be additional shares of common stock used to calculate the earnings per share. The redemption of the Series A preferred stock by conversion into common stock will have no effect on the voting power of a share of common stock as the voting authority between the common stock and Series A preferred stock is the same.

Approval Required

This proposal will be approved if a quorum exists of both the shares of common stock and preferred stock acting together and if a quorum exists of the class of Series A preferred stock, and there is an affirmative vote of a majority of outstanding shares entitled to vote of the common stock and Series A preferred stock acting together and the Series A preferred stock acting as a class at the meeting. For clarity, when a holder of Series A preferred stock votes on the WHITE proxy card, that stockholder will be voting simultaneously as part of the combined common stock and Series A preferred stock group and as a holder of Series A preferred stock group.

Abstentions and broker non-votes will have the effect of a vote AGAINST this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the approval of this proposal, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Effective Date

If the Company’s stockholders approve this proposal, we have to file an amendment to the Articles of Incorporation with the Nevada Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the amendment as soon as practicable. Our Board reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the amendment.

Dissenters’ Rights

Neither Nevada law, the Company’s Articles of Incorporation, nor the Company’s Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CHANGE TO THE SERIES A PREFERRED STOCK TO PERMIT COMPANY TO REDEEM THE SERIES A PREFERRED STOCK INTO COMMON STOCK.

PROPOSAL 5

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO ELIMINATE ANY RIGHT OF STOCKHOLDER ACTION BY WRITTEN CONSENT.

The Board believes it is in the best interest of the Company to eliminate the right of stockholders to take action by written consent. The text of the proposed Articles of Amendment is attached hereto as Exhibit A.

Reasons for the Proposal

The Board is proposing the elimination of the ability of stockholders to take action by written consent. Currently, the Nevada Revised Statutes permit the stockholders of the a corporation organized in Nevada to take action by written consent in the manner required for a vote of stockholders at a meeting.

Action by written consent may be used to accomplish, among other acts, the wholesale amendment of the Articles of Incorporation and the bylaws and removal of directors and filling of board vacancies, all without waiting for an annual or special meeting. As a result, the right to act by written consent may be used to make fundamental changes to the governance of the Company, the rights of stockholders as set forth in the Articles of Incorporation, and replace up to the entire Board. An action by written consent may also be a means to effect a takeover bid, which may or may not have the support of the Board, management or stockholders. The vulnerabilities that arise from the existence of the right to act by written consent, even if not actually exploited, arguably give hostile bidders and insurgent stockholders leverage whenever they are negotiating with incumbent boards and management. This may put the Company, and the stockholders who own the Company and not involved with the hostile bidders and insurgents at a disadvantage in negotiations and protecting the rights of all the parties. This is particularly important given the widely held nature of our common stock.

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Moreover, in some cases, approval of corporate changes by written consent may take place with little or no advance notice to the other stockholders, the Company or the market – and before the Board and management has a meaningful opportunity to communicate its views regarding the proposed shareholder action. Sometimes slowing down the process allows for proper evaluation and consideration of the consequences. The lack of foreknowledge and opportunity to evaluate when dealing with a consent action undermines stockholder democracy. Absent procedural safeguards in the charter or bylaws, the Board and the stockholders may be aware generally of potential actions that consents to approve stockholder action are being sought only if either: (A) the insurgent is soliciting consents from more than 10 stockholders, in which case federal securities laws require that the insurgent file a consent solicitation statement on Schedule 14A; or (B) the insurgent itself beneficially owns at least 5% of the Company’s voting power and complies with its obligation to promptly amend its Schedule 13D to disclose that it is soliciting consents. But these securities law safeguards are limited, and do not always work to provide the advance notice that was intended.

Less than a third of public companies permit stockholders to act by less than unanimous written consent or eliminate the right altogether. Because of the widely held nature of the common stock, it is possible for traders, institutional investors and activists could accumulate large blocks of common stock. The Board is cognizant that if one or a small number of persons accumulate shares, they could become dominant in their ability to direct the business affairs of the Company, thereby limiting the ability of the other stockholders to have notice of a corporate event and their opportunity to have a say in the outcome of a corporate action at an annual or special meeting. The Board believes that eliminating the right of written consent would promote stockholder democracy and, through the regular proxy solicitation requirements of public companies, provide the Board, management and the stockholders sufficient time to be presented with all the necessary facts so as to properly evaluate and react to any proposals led by an insurgent group of persons.

The Board believes that the proposal to permit stockholders to call meetings of the stockholders is a positive governance attribute by providing a means for stockholders to raise important matters outside of the normal annual meeting cycle at a special meeting. Conversely, allowing for stockholder action by written consent does not contribute in any meaningful way corporate governance.

Disadvantages of the Proposal

The elimination of the right to permit written consent of actions by stockholders may be considered an anti-takeover measure, because it may slow down the timing of a proposal by one or more stockholders to force a change in the governance of the Company or to delay a takeover bid. The elimination of stockholder action by consent may also permit the current Board and management to remain in control of the Company for a longer period than if a consent action was permitted, and might be considered an entrenchment of current management.

Removing the right to a stockholder action by consent takes away an important negotiating tool from insurgents and activists. The views of insurgents and activists may in fact represent a more widespread opinion of the stockholders, but that would not be known unless there were an annual or special meeting or a more widespread consent solicitation with the required proxy and notice of action disclosure.

The Board is unaware of any actions being contemplated by the stockholders to propose or take action by written consent to effect a change in the governance of the Company.

Approval Required

This proposal will be approved if a quorum exists and there is an affirmative vote of a majority of outstanding shares entitled to vote at the meeting. Abstentions and broker non-votes will have the effect of a vote AGAINST this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the approval of this proposal, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Effective Date

If the Company’s stockholders approve this proposal, we have to file an amendment to the Articles of Incorporation with the Nevada Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the amendment as soon as practicable. Our Board reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELIMINATION OF THE RIGHT OF STOCKHOLDERS TO ACT BY WRITTEN CONSENT.

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PROPOSAL 6

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO REQUIRE CALLS FOR A SPECIAL OR ANNUAL MEETING TO BE BY THE FULL BOARD ACTING TOGETHER BY A MAJORITY OF THE BOARD, ANY TWO DIRECTORS ACTING TOGETHER, THE CHIEF EXECUTIVE OFFICER OR PRESIDENT OR ANY STOCKHOLDER OR GROUP OF STOCKHOLDERS HOLDING OF RECORD AT LEAST TWENTY-FIVE PERCENT (25%) OF THE VOTING POWER OF THE CAPITAL STOCK ISSUED AND OUTSTANDING AND ENTITLED TO VOTE THEREAT.

The Board believes it is in the best interest of the Company to change the manner in which both annual and special meetings of the stockholders may be called, but expanding the methods by which the Board and management may act and re-setting the limit on the number of stockholders of record that may call a meeting. The text of the proposed Articles of Amendment is attached hereto as Exhibit A.

Reasons for the Proposal

The Board is proposing to expand the Board and management persons able to call annual and special meetings and increasing the percentage of outstanding shares of stockholders of record required to call an annual and special meeting, and moving this provision to the Articles of Incorporation from the bylaws.

The Company bylaws provide that the ability to call any annual or special meeting rests with the entire Board, any two directors, the president and stockholders holding 10% of the issued and outstanding voting shares entitled to vote. Nevada corporate law permits the Company to change these provisions and put them in the Articles of Incorporation.

The Board believes it would be helpful in its governance obligations to expand the persons on the Board and within management who have the ability to call any annual or special meeting. Being limited to the current persons of how to call these meeting may constrain the Company from being able to react to the needs of the Company if and when it needs to ask the stockholders to approve a matter over which they have final authority, such as a merger or acquisition or change in the governance of the Company. Therefore, the Board proposes that there be added the ability of two directors acting together and either the chief executive officer or the president being able to call a meeting of stockholders.

The Board is also proposing that the number of shares held by a stockholder or stockholders acting together and able to call an annual meeting or a special meeting be increased from the current 10% to 25% of the outstanding shares entitled to vote at the meeting. About half of the companies in the S&P Index that are incorporated in Delaware allow the stockholders holding 20-25% of the shares entitled to vote to call a special meeting. The Board believes, that as a public company, there is comparative value to be aligned with other public companies in their governance structures.

This proposed increase of percentage is to promote stockholder democracy as well as to control the costs of stockholder action that may have to be borne by the Company and the potential for disruption to business operations by multiple calls for stockholder meetings during a year. The Board is always willing to listen to the concerns of stockholders and the Company has the statutory obligation to call an annual meeting. The SEC proxy process permits stockholders to advance proposals that can be included for consideration at the annual meeting.

As the stockholder base of the Company is widely held by many stockholders with smaller holdings, it is increasing possible for an accumulation of large blocks by institutional investors some of which may be activist in nature. The Board is cognizant that if one or a small number of persons accumulate shares, they could become dominant in their ability to direct the business affairs of the Company. The Board believes that if one or a small number of persons accumulate shares, they could become disruptive of the Company operations by threatening to call, or actually calling, stockholder meetings. The Board believes that increasing the number of stockholders to be those of record required to call an annual or special meeting would promote stockholder democracy and management stability. Generally, having a stockholder meeting to decide on corporate governance matters, including the election of directors, has the following beneficial effects: (A) prior notice to the management, board and stockholders of the proposal of the other stockholders, (b) opening and encouraging a dialogue among the board, management and stockholders through the means of proxy solicitation disclosures and meeting, and (C) allowing management and the board to respond to ideas and changes being suggested by one or more groups of stockholders. The increasing of the required percentage is to make sure that the proposal of the stockholders is supported by enough persons before calling on the resources of the Company to pursue a meeting. As there are about 16,000 different stockholders at this time, the cost of a meeting is a considerable undertaking, which therefore should be only implemented if there is a significant amount of stockholder interest for the proposal to warrant a meeting.

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The requirement of the stockholders being of record is to assure that the persons calling the meeting are in fact the owners of the shares and seriously interested in the affairs of the Company. Having this requirement will eliminate persons that hold shares in a short position, which could cause an unfair ownership interest calculation. The Company does not believe such a provision is a burden on stockholders seeking an stockholder meeting, because it only necessitates a stockholder causing its broker to move the stock position from street name to record name. After the meeting the stockholder can return the shares to street name if it elects, both of which are usually electronically implemented.

The proposal also provides that any meeting of the stockholders shall be scheduled no later than 90 calendar days after action of the board, the two directors, the chief executive officer or president or the stockholders requesting the meeting. The purpose of this provision is to prevent undue delay in holding a meeting so called. Additionally the Board acting pursuant to a resolution adopted by the board or the chairperson of a meeting of stockholders may postpone or reschedule any previously scheduled meeting of stockholders at any time, before or after the notice for such meeting has been sent to the stockholders for not more than forty-five days. The purpose of this provision is to provide for the typical postponement to obtain quorum or to solicit enough votes of the stockholders so as to be able to hold the meeting and pass any proposal at the meeting by the required vote.

Disadvantages of the Proposal

The Board does not believe that there are any disadvantages to adding persons by which the Board or management may call a meeting of the stockholders.

Notwithstanding the fact that the bylaws of the Company currently require at least 10% of the outstanding shares of one or more stockholders to call a meeting, the increase to 25% in the number of shares held of record acting to call an annual or special meeting of stockholders may be considered an anti-takeover measure, because it will require a substantially greater number of persons acting together to be able to put their proposal or proposals before all the stockholders.

The Board is unaware of any actions being contemplated by the stockholders to propose or take action to call a meeting of stockholders.

Approval Required

This proposal will be approved if a quorum exists and there is an affirmative vote of a majority of outstanding shares entitled to vote at the meeting. Abstentions and broker non-votes will have the effect of a vote AGAINST this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the approval of this proposal, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Effective Date

If the Company’s stockholders approve this proposal, we have to file an amendment to the Articles of Incorporation with the Nevada Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the amendment as soon as practicable. Our Board reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CHANGES AS TO HOW AN ANNUAL MEETING AND SPECIAL MEETING MAY BE CALLED BY THE COMPANY AND STOCKHOLDERS.

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PROPOSAL 7

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS, WITHOUT REQUIRING THE APPROVAL OF THE STOCKHOLDERS AND WITHOUT CORRESPONDINGLY DECREASING THE NUMBER OF AUTHORIZED SHARES OF THE CLASS, TO DECREASE THE NUMBER OF ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OR PREFERRED STOCK, SO LONG AS THE DECREASE IS APPLIED PROPORTIONALLY TO ANY CLASS OF STOCK SO DECREASED.

The Board believes it is in the best interest of the Company to permit the Board to be able to implement a reverse split of outstanding capital stock without having to adjust the authorized capital stock of the same class so as to be able to react to market and listing requirements, among other situations, without stockholder approval. The text of the proposed Articles of Amendment is attached hereto as Exhibit A.

Reasons for the Proposal

The Nevada Revised Statutes provide in Section 78.2055 and Section 78.207 that the Board may change the number of authorized shares of capital stock and the number of issued and outstanding shares, with only Board approval, so long as the adjustment is proportional as to both the authorized shares and the issued and outstanding shares. These statutory provisions do not permit the Board on its own to adjust one without the other being proportionately adjusted.

The Board believes that the current law is a severe limitation on its ability to respond to capital market conditions because it restricts the Board’s ability to adjust the issued and outstanding shares of the Company to effect a reverse stock split in situations where it may be beneficial or even required. One of the more common situations facing companies with publicly listed securities where a reverse stock split is implemented is to either obtain a listing of securities on a stock exchange or to prevent an already listed security from being delisted. Being listed on a major exchange is generally considered important for attracting equity investors. If the stock of a corporation is trading below $5.00, it is likely to be viewed as a risky investment or even considered a penny stock, which can limit trading in the security; sometimes the quickest method to escape this association and protect a company’s brand image is to engineer a reverse stock split. Higher-priced securities attract more attention from market analysts, and a favorable view from analysts is excellent marketing for the listed company, and these securities are more likely to pop-up on the radars of big institutional investors and mutual funds, many of which have policies against taking positions in a stock whose price is below a minimum value. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Reverse stock splits have the effect of reducing the number of outstanding shares of a class, by consolidating the outstanding shares into a fewer number of shares. A corporation will effect a reverses stock split to boost its stock price by decreasing the number of shares outstanding. A reverse stock split has no inherent effect on the value of the enterprise as the market capitalization remains the same after it is executed; the corporation has fewer outstanding shares, but the share price increases in direct proportion to the reverse stock split. There can be no assurance, however, that any reverse stock split will increase the market price of the common stock, and it is possible the total market capitalization of the common stock immediately after any reverse split ultimately could be lower than the total market capitalization before the reverse stock split. Because all shares of the adjusted class are treated the same, the proportionate ownership also remains the same.

The proposed amendment will not remove or alter the requirement that the Company obtain stockholder holder approval to increase the number of authorized but unissued shares of capital stock separate from a reverse stock split. The proposed change, however, would permit the Board to reduce the number of shares of issued and outstanding shares without changing the authorized shares of the class, which in effect would provide for additional authorized shares that may be issued in the future, and in this instance circumventing the general right of stockholders to dictate the maximum number of authorized shares of capital stock of the adjusted class. The issue of having to reduce the authorized number of securities at the same time may not solve the issue of sufficient capital available to do other corporate actions, such as issuance of shares under stock equity plans, effect mergers and acquisitions or raise capital for operations.

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Disadvantages of Proposal

Because a reverse stock split may free up previously issued and outstanding shares to become authorized but unissued shares, the additional shares for issuance may have anti-takeover benefits because these shares could be issued under poison pill arrangements or to attract friendly investors, due to the fact that the Board would again have discretion to issue the authorized but unissued shares. In essence, effecting a reverse split would be like obtaining newly authorized but unissued shares of capital stock, which may be issued at the discretion of the Board, subject only to its reasonable business judgment and fiduciary duty to the stockholders, as is the case for issuance of all authorized but unissued shares of capital stock.

The immediate effect of a reverse stock split will be to reduce the number of shares of common stock outstanding, and to increase the trading price of the common stock. However, the effect of a reverse stock split upon the market price of the common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. There can be no assurance that the trading price of the common stock after any reverse stock split will rise beyond the exact proportion to the reduction in the number of shares of the common stock or that it will lead to a sustained increase in the trading price of the common stock. The Board will have full discretion to effect a reverse stock split under this authority, if granted, but it intends to will weigh the foregoing issues whenever it decides to take action to effect a reverse stock split against the benefits of a reverse stock split.

Other than as provided for in Proposal 9 below, the Board does not have any other plans for changing the capitalization of the Company. Additionally, the Board is currently unaware of any situation where it would take a reverse split action as part of a plan to limit or restrict any action to change the management of the Company.

Approval Required

This proposal will be approved if a quorum exists and there is an affirmative vote of a majority of outstanding shares entitled to vote at the meeting. Abstentions and broker non-votes will have the effect of a vote AGAINST this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the approval of this proposal, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Effective Date

If the Company’s stockholders approve this proposal, we have to file an amendment to the Articles of Incorporation with the Nevada Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the amendment as soon as practicable. Our Board reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the amendment.

Dissenters’ Rights

Neither Nevada law, the Company’s Articles of Incorporation, nor the Company’s Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CHANGES AS TO HOW TO EFFECT A REVERSE SPLIT WITHOUT CHANGING THE AUTHORIZED CAPITALIZATION.

PROPOSAL 8

APPROVAL OF THE 2021 PERFORMANCE EQUITY PLAN OF THE COMPANY

On March 22, 2021, the Board approved the 2021 Equity Incentive Plan (the “2021 Plan”), which permits the Board to grant awards of up to 100,000,000 shares of common stock, subject to and effective upon stockholder approval. The 2021 Plan provides for the grant of awards to our employees, consultants and directors. If the 2021 Plan is not approved, it may be continued as an equity plan by the Board, but it will not be able to provide for tax qualified incentive options or satisfy exchange requirements. If no approved by the stockholders, the current intention of the Board is to continue the 2021 Plan and issue awards as appropriate thereunder.

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Summary of the 2021 Equity Incentive Plan

Below is a summary of the key terms of the 2021 Plan, which is qualified in its entirety by reference to the text of the 2021 Plan, a copy of which is attached to this proxy statement as Exhibit B.

Purpose. The purpose of the 2021 Plan is to better secure and retain the services of a select group of persons, to provide incentives for those persons to exert maximum efforts for the success of the Company, and to provide a means by which those persons have an opportunity to benefit from increases in the value of the Company’s common stock through the granting of equity awards.

Types of Awards. The 2021 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-qualified stock options, stock appreciation rights (“SARs”), restricted stock awards and restricted stock unit awards and other equity linked awards.

Administration. The 2021 Plan will be administered by the Board or a committee of the Board (the “Committee”), which may in turn delegate administrative authority to one or more of our executive officers. If Plan administration is delegated to a Committee, the Committee will have, in connection with Plan administration, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise, subject to such resolutions, not inconsistent with the provisions of the 2021 Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer this Plan with the Committee and may, at any time, vest in the Board some or all of the powers previously delegated.

Stock Reserved Under the Stock Plan. The aggregate number of shares of common stock that may be issued pursuant to equity awards granted under the 2021 Plan may not exceed 100,000,000 shares. If an equity award (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the award receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of common stock that may be issued pursuant to this Plan.

Eligibility. Incentive stock options may be granted only to employees of the Company, or the Company’s “parent corporation” or “subsidiary corporation” (as such terms are defined in Sections 424(e) and (f) of the Code). Equity awards other than incentive stock options may be granted to employees, directors and consultants and others that provide services to the Company; provided, that non-qualified stock options and SARs may not be granted to employees, directors and consultants who are providing continuous service only to any “parent” of the Company unless the stock underlying such award is treated as “service recipient stock” under Section 409A of the Code because the equity award is granted pursuant to a corporate transaction (such as a spin off transaction) or unless the equity award complies with the distribution requirements of Section 409A of the Code.

Stock Options. Each stock option granted under the 2021 Plan shall be evidenced by a written stock option agreement between the optionee and the Company and shall be subject to the following conditions:

Term. An option may not be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the award agreement. A person holding stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Shareholder”) may not be granted an incentive stock option unless the option is not exercisable after the expiration of 5 years from the date of grant.

Exercise Price. Generally, the exercise price of an option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Notwithstanding the foregoing, an option may be granted with an exercise price lower than 100% of the fair market value of the common stock, if the option is granted pursuant to an assumption of or substitution for another option pursuant to a Corporate Transaction (as that term is defined in the 2021 Plan) and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code, or is otherwise compliant with Section 409A of the Code. A 10% Shareholder may not be granted an incentive stock option unless the exercise price of such option is at least 110% of the fair market value of the Company’s common stock on the date of grant.

Form of Consideration. The consideration to be paid for the shares of common stock issued upon exercise of an option shall be (i) cash; (ii) by delivery to the Company of shares of common stock held by the optionee; (iii) by having shares withheld from the amount of shares of common stock to be received by the optionee (for nonqualified stock options only); (iv) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that results in either the receipt of cash or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; or (v) according to a deferred payment or similar arrangement with the option holder; or (vi) in any other form of legal consideration acceptable to the Board.

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Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined at the time of grant by the Board. The 2021 Plan permits the Board to accelerate the vesting of options at any time. An option is exercised by giving written notice of exercise and by tendering full payment of the exercise price.

Termination of Employment. In the event of termination of employment, the option may be exercised as provided in the stock option agreement for a period after the end of employment. In certain circumstances, such as death, disability or normal retirement, the 2021 Plan specifies an exercise after the termination of employment.

Rights as a Shareholder. An optionee has no rights as a stockholder with respect to any shares of common stock issuable upon exercise of an option until such holder becomes a record holder of such shares. Subject to the provisions of the 2021 Plan, no rights shall accrue to an optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the common stock for which the record date is prior to the date such optionee becomes a record holder of the shares of common stock issuable upon exercise of such options.

Assignability. An option is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the optionee only by the optionee; provided, that the Board may permit the transfer of an option to such extent as permitted by applicable tax and securities laws upon the optionee’s request.

Stock Appreciation Rights. Each stock appreciation right (“SAR”) granted under the 2021 Plan shall be evidenced by a written stock appreciation right agreement between the holder and the Company and shall be subject to the following conditions:

Term. A SAR may not be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the award agreement.

Exercise Price. The exercise price of a SAR may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Notwithstanding the foregoing, a SAR may be granted with an exercise price lower than 100%) of the fair market value of the common stock, if the SAR is granted pursuant to an assumption of or substitution for another stock appreciation right as part of a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code, or is otherwise compliant with Section 409A of the Code. Each SAR will be denominated in shares of common stock equivalents.

Exercise and Payment. To exercise A SAR, the holder must provide written notice of exercise in compliance with the provisions of the stock appreciation right agreement. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate fair market value of a number of shares of common stock equal to the number of common stock equivalents in which the holder is vested, over (B) the exercise price that will be determined by the Board at the time of grant. The appreciation distribution in respect to a SAR may be paid in common stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board.

Termination of Employment. In the event of termination of employment, the SAR may be exercised as provided in the stock appreciation right agreement for a period after the end of employment. In certain circumstances, such as death, disability or normal retirement, the 2021 Plan specifies an exercise after the termination of employment.

Assignability. A SAR is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the holder only by the holder; provided, that the Board may permit the transfer of a SAR to such extent as permitted by applicable tax and securities laws upon the holder’s request.

Restricted Stock Awards. The 2021 Plan provides that the Board may award grants of restricted stock on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2021 Plan, as may be determined by the Board. Each restricted stock award granted under the 2021 Plan shall be evidenced by a written restricted stock award agreement between the holder and the Company and shall be subject to the following conditions:

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Consideration. A restricted stock award may be awarded in consideration for (i) cash or cash equivalents, (ii) past or future services actually or to be rendered to the Company, or (iii) any other form of legal consideration that may be acceptable to the Board.

Vesting. Shares of common stock awarded under a restricted stock award agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

Termination of Holder’s Continuous Service. If a holder’s Continuous Service (as that term is defined in the 2021 Plan) terminates, the Company may receive, through a forfeiture condition or a repurchase right, any or all of the shares of common stock held by the holder that have not vested as of the date of termination of Continuous Service under the terms of the restricted stock award agreement.

Transferability. Rights to acquire shares of common stock under a restricted stock award agreement will be transferable by the holder only upon such terms and conditions as set forth in the restricted stock award agreement, so long as the common stock awarded remains subject to the terms of the restricted stock award agreement.

Dividends. A restricted stock award agreement may provide that any dividends paid on the shares of common stock subject to a restricted stock award will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the restricted stock award to which they relate.

Restricted Stock Unit Awards. The 2021 Plan provides that the Board may award grants of restricted stock units on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2021 Plan, as may be determined by the Board. Each restricted stock unit award granted under the 2021 Plan shall be evidenced by a written restricted stock unit award agreement between the holder and the Company and shall be subject to the following conditions:

Consideration. At the time of grant, the Board will determine the consideration to be paid by the holder upon delivery of each share of common stock subject to the restricted stock unit award. The consideration to be paid (if any) by the holder for each share of common stock may be paid in any form of legal consideration that may be acceptable to the Board.

Vesting. At the time of the grant, the Board may impose such restrictions or conditions to the vesting of the restricted stock unit award as it deems appropriate.

Payment. A restricted stock unit award may be settled by the delivery of shares of common stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the restricted stock unit award agreement.

Additional Restrictions. The Board may impose such restrictions or conditions that delay the delivery of the shares of common stock (or their cash equivalent) subject to a restricted stock unit award to a time after the vesting of the award.

Dividend Equivalents. Dividend equivalents may be credited in respect of shares of common stock covered by a restricted stock unit award, as determined by the Board and contained in the restricted stock unit award agreement. At the discretion of the Board, such dividend equivalents may be converted into additional shares of common stock covered by the restricted stock unit award in such manner as determined by the Board. Any additional shares covered by the restricted stock unit award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying restricted stock unit award agreement to which they relate.

Termination of Holder’s Continuous Service. Except as otherwise provided in the applicable restricted stock unit award agreement, the portion of the restricted stock unit award that has not vested will be forfeited upon the holder’s termination of Continuous Service.

Performance Based Awards. The Board may grant equity awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code (“Performance-based Awards”). Performance-based Awards will be denominated at the time of grant in common stock (“Stock Performance Awards”). Payment under a Stock Performance Award shall be made at the discretion of the Board, in common stock (“Performance Shares”), or in cash or in a combination thereof. Performance-based Awards shall be subject to the following terms and conditions:

(i) The Board shall determine the period of time for which a Performance-based Award is made (the “Award Period”);

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(ii) The Board shall establish objectives (“Performance Goals”) that must be meet by the Company or any subsidiary, division or other unit of the Company (“Business Unit”) during the Award Period as a condition to payment being made under the Performance-based Award. The Performance Goals for each award shall be one or more targeted levels of performances with respects to one or more objective financial measures with respect to the Company or any Business Unit. The Board will also establish the number Performance Shares or the amount of cash payment to be made under a Performance-based Award if the Performance Goals are met or exceeded. The Board may establish other restrictions to payment under a Performance-based Award, such as a continued employment requirement. Some or all of the Performance Shares may be delivered to the holder at the time the award as restricted shares, subject to forfeiture in whole or in part if Performance Goals or if applicable other restrictions are not satisfied.

(iii) During or after an Award Period, the performance of the Company or the Business Unit shall be measured against the Performance Goals. If the Performance Goals are not met, no payment shall be made under a Performance-based Award. If the Performance Goals are met or exceeded, the Board shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-based Award.

(iv) No participant may receive in any fiscal year Stock Performance Awards under which the aggregate amount payable under the award exceeds the equivalent of 10,000,000 shares of common stock.

(v) Each participant who receives Performance Shares shall pay to the Company the amount necessary to satisfy any applicable federal, state and local tax withholding requirements. If the Participant fails to pay the required amount, the Company may withhold that amount from other amounts payable to the participant, including salary subject to applicable law. With the consent of the Board, a participant may satisfy this obligation by instructing the Company to withhold from any shares to be received or by delivering to the Company other shares of common stock.

(vi) The payment of a Performance-based Award in cash shall not reduce the number of shares of common stock reserved for awards under the 2021 Plan. The number of shares of common stock reserved for awards under the 2021 Plan shall be reduced by the number of shares delivered to the participant upon payment of an award, less the number of shares delivered or withheld to satisfy any withholding obligations.

Adjustment upon Changes in Capitalization. If a change in the number or kind of issued shares occurs as a result of a stock split, reverse stock split, reclassification or certain types of mergers, consolidations, combinations, exchanges of shares or similar restructurings of our capital, the Board will proportionately adjust: (i) the class(es) and maximum number of securities subject to this Plan, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options, and (iii) the class(es) and number of securities and price per share of stock subject to outstanding equity awards.

Dissolution or Liquidation. Except as otherwise provided in a stock award agreement, in the event of a dissolution or liquidation of the Company, all outstanding equity awards (other than equity awards consisting of vested and outstanding shares of common stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of common stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company; provided, that the Board may cause some or all equity awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture before the dissolution or liquidation is completed but contingent on its completion.

Change in Control. An equity award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control (as that term is defined in the 2021 Plan) as may be provided in a stock award agreement or in any other written agreement between the Company and the holder, but in the absence of such provision, no such acceleration will occur.

Suspension or Termination of the 2021 Plan. The Board may suspend or terminate the 2021 Plan at any time. Unless sooner terminated by the Board, the 2021 Plan will automatically terminate on April 4, 2029, the tenth anniversary of the date the 2021 Plan was adopted by the Board. No equity awards may be granted under the 2021 Plan while the 2021 Plan is suspended or after it is terminated.

New Plan Benefits

The amount, if any, of grants to be awarded to officers, directors, employees and consultants under the 2021 Plan in the future will be determined in the discretion of the our Board and is not currently determinable

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Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. The persons named in the enclosed proxy will vote the proxies they receive FOR the approval of this proposal, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE 2021 PLAN.

PROPOSAL 9

TO AUTHORIZE THE BOARD, AT ITS DISCRETION, AT ANY TIME UNTIL DECEMBER 31, 2021, (I) TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK WITH A RATIO NOT LESS THAN TWO-FOR-ONE BUT NOT GREATER THAN ONE HUNDRED-FIFTY-FOR-ONE AND (II) IN CONJUNCTION THEREWITH TO AMEND THE ARTICLES OF INCORPORATION TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK TO ANY AMOUNT LESS THAN 700,000,000 BUT NOT LESS THAN 150,000,000 SHARES OF COMMON STOCK AND TO ANY AMOUNT LESS THAN 150,000,000 BUT NOT LESS THAN 25,000,000 SHARES OF PREFERRED STOCK.

The Board believes it is in the best interest of the Company to authorize the Board to effect a reverse split of the common stock outstanding and in conjunction with that reverse split to decrease the number of authorized shares of common and preferred stock. The text of the proposed Articles of Amendment is attached hereto as Exhibit A.

Reason for the Proposal

The Board is seeking approval, according to the Board’s discretion, of a reverse stock split of the Company’s common stock, at a ratio of not less than 2:1 but not more than 150:1 (the “Reverse Stock Split”). If the Reverse Stock Split is fully implemented, one hundred fifty (150) issued and outstanding shares of common stock before the Reverse Stock Split (the “Old Shares”) will become automatically converted into one (1) share of common stock after the Reverse Stock Split (the “New Share”), with stockholders who would receive a fractional share to receive such additional fractional share as will result in the holder having a whole number of shares. The Board may authorize less than a one hundred fifty (150) for one (1) Reverse Stock Split, so long as it authorizes no less than a two (2) for one (1) Reverse Stock Split, or no Reverse Stock Split at all.

The Board believes that continuing over time the authorization of a large number of authorized shares of common stock will result in a large amount of outstanding shares that may make it difficult for the Company to list its securities on a national exchange and attract future investment. The Board also believes that the increased market price of the common stock expected as a result of implementing a Reverse Stock Split will improve the marketability and liquidity of the common stock for the stockholders and will encourage interest and trading in the common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of the common stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split. The Board anticipates, however, that the expected higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

There can be no assurance that the Reverse Stock Split will increase the market price of the common stock or that any increase will be proportional to the reverse-split ratio. Accordingly, the total market capitalization of the common stock immediately after the Reverse Stock Split or at any time thereafter could be lower than the total market capitalization before the Reverse Stock Split.

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The Board confirms this transaction will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Effects of the Reverse Stock Split

The immediate effect of a Reverse Stock Split will be to reduce the number of shares of common stock outstanding, and to increase the trading price of the common stock. However, the effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of the common stock after the Reverse Stock Split will rise in exact proportion to the reduction in the number of shares of the common stock outstanding as a result of the Reverse Stock Split. Also, as stated above, the Company cannot assure you that the Reverse Stock Split will lead to a sustained increase in the trading price of the common stock. The trading price of the common stock may change due to a variety of other factors, including the Company’s operating results, other factors related to the Company’s business, and general market conditions.

Effect on Ownership by Individual Stockholders

New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All New Shares will have the same voting rights and other rights as the Old Shares. The stockholders do not have preemptive rights to acquire additional shares of common stock. The Reverse Stock Split will not alter any stockholder’s percentage interest in our equity, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share, which will be rounded up to the next whole number of shares.

Effect on Options, Warrants, and Other Securities

All outstanding options, warrants, convertible notes, debentures, and other securities entitling their holders to purchase shares of common stock will be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the ratio selected by the Board for the Reverse Stock Split.

Accounting Consequences

The per share par value of the common stock will remain unchanged at $0.00001 after the Reverse Stock Split. Also, the capital account of the Company will remain unchanged, and the Company does not anticipate that any other accounting consequences will arise as a result of the Reverse Stock Split.

Federal Income Tax Consequences

The discussion below is only a summary of certain U.S. federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our common stock and does not purport to be a complete discussion of all possible tax consequences. This summary addresses only those stockholders who hold their old common stock shares as “capital assets” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), and will hold the new common stock shares as capital assets. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions, and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. EACH STOCKHOLDER SHOULD CONSULT HIS, HER, OR ITS OWN TAX ADVISOR AS TO THE PARTICULAR FACTS AND CIRCUMSTANCES THAT MAY BE UNIQUE TO SUCH STOCKHOLDER AND ALSO AS TO ANY ESTATE, GIFT, STATE, LOCAL, OR FOREIGN TAX CONSIDERATIONS ARISING OUT OF THE REVERSE STOCK SPLIT.

The Reverse Stock Split will qualify as a recapitalization for U.S. federal income tax purposes. As a result:

● Stockholders should not recognize any gain or loss as a result of the Reverse Stock Split.

● The aggregate basis of a stockholder’s Old Shares will become the aggregate basis of the shares held by such stockholder immediately after the Reverse Stock Split.

● The holding period of the shares owned immediately after the Reverse Stock Split will include the stockholder’s holding period before the Reverse Stock Split.

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The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties. It was written solely in connection with the proposed Reverse Stock Split of the common stock. Our opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

Changing the Authorized Capital in Conjunction with the Reverse Split

The Board is also seeking authority to change the authorized shares of capital stock in conjunction with the Reverse Stock Split. The Company currently has 350,000,000 shares of common stock and 150,000,000 shares of preferred stock authorized, and if Proposal 3 above is approved, then the Company will have 700,000,000 shares of common stock and 150,000,000 shares of preferred stock authorized. If the Company effects a Reverse Stock Split, the Board believes that those amounts of authorized capital stock would be too large for the requirements of the Company, and having such large amounts of authorized capital stock may indicate a contrary message to the investment professionals and market investors that the Board has too much discretion to implement such potentially diluting transactions. Therefore, the purpose of the reduction in authorized capital would be to set a reasonable ratio between issued and outstanding amount of capital stock and authorized capital.

Depending on whether or not there is any Series A preferred stock outstanding, the reduction in the authorized shares of preferred stock will accommodate that amount and the preferred stock will not be reduced in any way that affects the issued and outstanding Series A preferred stock. Consequently as there would be no adverse impact on outstanding Series A preferred stock there is no required separate class vote.

Approval Required

This proposal will be approved if a quorum exists and there is an affirmative vote of a majority of outstanding shares entitled to vote at the meeting. Abstentions and broker non-votes will have the effect of a vote AGAINST this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the approval of this proposal, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Effective Date

If the Company’s stockholders approve this proposal, we have to file an amendment to the Articles of Incorporation with the Nevada Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the amendment as soon as practicable. Our Board reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the amendment.

Dissenters’ Rights

Neither Nevada law, the Company’s Articles of Incorporation, nor the Company’s Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF A REVERSE STOCK SPLIT AND CHANGE IN AUTHORIZED CAPITAL TO ADJUST THE CURRENT OUTSTANDING SHARES OF COMMON STOCK AND PREFERRED STOCK ON OR BEFORE DECEMBER 31, 2021.

PROPOSAL 10

ADVISORY VOTE ON EXEUTIVE COMPENSATION

The Company is presenting the following proposal, which gives you as a shareholder the opportunity to endorse or not endorse our pay program for named executive officer by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Securities Exchange Act. While our Board intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

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“RESOLVED, that the stockholders approve the compensation of the Company’s named executive officer, as disclosed in the compensation tables, and the related disclosure contained in the proxy statement set forth under the caption Director and Executive Compensation of this proxy statement.”

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. The persons named in the enclosed proxy will vote the proxies they receive FOR the approval of this proposal, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE EXECUTIVE COMPENSATION DISCUSSION OF THIS PROXY STATEMENT.

PROPOSAL 11

ADVISORY VOTE ON FREQUENCY OF EXEUTIVE COMPENSATION VOTE

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every year, once every two years, or once every three years. Stockholders also may abstain from voting on this proposal.

After careful consideration of this proposal, the Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore the Board recommends that you vote for a three year (3-year) frequency for the advisory vote on executive compensation. In formulating its recommendation, the Board considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 year”), once every two years (“2 years”), once every three years (“3 years”), or you may abstain from voting.

Vote Required

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

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PROPOSAL 12

APPROVAL OF ANY ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF ADDITIONAL PROXIES IN FAVOR OF THE PROPOSALS PRESENTED HEREIN

The Board seeks your approval to adjourn the Annual Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of proposals presented herein. If it is necessary to adjourn the Annual Meeting, and the adjournment is for a period of less than 60 days, no notice of the time or place of the reconvened meeting will be required to be given to our stockholders, other than an announcement made at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 12.

CORPORATE GOVERNANCE

Meetings and Committees of the Board

Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board, if any. Regular communications between our directors and management also occur outside of formal meetings of the Board and committees of the Board.

Meeting Attendance

Our Board generally holds meetings on a quarterly basis but may hold additional meetings as required. In 2020, the Board held four meetings. Each of our directors attended 100% of the Board meetings that were held during the periods when he was a director and 100% of the meetings of each committee of the Board on which he served that were held during the periods that he served on such committee. We do not have a policy requiring that directors attend our annual meetings of stockholders. We did not hold a 2020 annual meeting of stockholders.

Director Independence

The Board annually determines each director’s independence, although we are not required to have any independent directors because the common stock of the Company is not listed on a national exchange. We do not consider a director independent unless the Board has determined that the person has no material relationship with us. We intend to monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in Rule 5605(a)(2) promulgated by the Nasdaq Stock Market. The Board has determined that Messrs. Shipley and Etten are independent directors.

Board Leadership Structure

The Board may, but is not required to, select a Chairman of the Board who presides over the meetings of the Board and meetings of the stockholders and performs such other duties as may be assigned to him by the Board. The positions of Chairman of the Board and Chief Executive Officer may be filled by one individual or two different individuals. Currently the positions of Chairman of the Board and Chief Executive Officer are held by Mr. McDonald.

Board’s Role in Risk Oversight

While risk management is primarily the responsibility of the Company’s management team, the Board is responsible for the overall supervision of the Company’s risk management activities. The Board as a whole has responsibility for risk oversight, and each Board committee has responsibility for reviewing certain risk areas and reporting to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies in certain focus areas. These areas of focus include strategic, operational, financial and reporting, succession and compensation and other areas.

The Board oversees risks associated with their respective areas of responsibility. The Board oversees: (i) risks and exposures associated with our business strategy and other current matters that may present material risk to our financial performance, operations, prospects or reputation, (ii) risks and exposures associated with management succession planning and executive compensation programs and arrangements, including equity incentive plans, and (iii) risks and exposures associated with director succession planning, corporate governance, and overall board effectiveness.

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Management provides regular updates to the Board regarding the management of the risks they oversee at each regular meeting of the Board. We believe that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that our existing Board’s role in risk oversight is appropriate. However, we continually re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

Audit Committee Functions

The Board currently does not have an Audit Committee. Rather, the functions that an audit committee would carry out are handled by the Board. These responsibilities include recommending the selection of our independent registered public accounting firm; evaluating the appointment, compensation and retention of our registered public accounting firm; receiving formal written statements from our independent registered public accounting firm regarding its independence, including a delineation of all relationships between it and the Company; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. The Board also considers the effect on the Company of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm, any changes in service providers, such as the accountants, that could impact the Company’s internal control over financial reporting, and any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that required special accounting activities, services or resources.

Audit Committee Report

The Board reviewed the Company’s audited financial statements for the year ended December 31, 2020 and met with management to discuss such audited financial statements. The Board has discussed with our independent accountants, Sadler, Gibb & Associates, L.L.C. (“Sadler Gibb”), the matters required to be discussed by the Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board. The Board has received the written disclosures and the letter from Sadler Gibb required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Board has discussed with Sadler Gibb its independence from the Company and its management. Sadler Gibb had full and free access to the Board. Based on its review and discussions, the Board recommended to that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Submitted by the Board:

Anthony K. McDonald

James R. Shipley

Nicholas J. Etten

Director Nominations

The Company has not established a nominating committee. Accordingly, the Board is responsible for identifying individuals qualified to serve on the Board as directors and on committees of the Board, establishing procedures for evaluating the suitability of potential director nominees consistent with the criteria approved by the Board, reviewing the suitability for continued service as a director when his or her term expires and at such other times as the Board deems necessary or appropriate, and determining whether or not the director should be re-nominated, and reviewing the membership of the Board and its committees and making changes, if any.

In evaluating director nominees, the Board will generally consider the following factors:

●	the appropriate size and composition of our Board;

●	whether or not the person is an “independent” director as defined in Rule 5605(a)(2) promulgated by the Nasdaq Stock Market;

●	the needs of the Company with respect to the particular talents and experience of its directors;

●	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

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●	familiarity with national and international business matters and the requirements of the industry in which we operate;

●	experience with accounting rules and practices;

●	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

●	all applicable laws, rules, regulations and listing standards, if applicable.

There are no stated minimum criteria for director nominees, although the Board may consider such factors as it may deem are in the best interests of the Company and its stockholders. The Board also believes it is appropriate for certain key members of our management to participate as members of the Board.

The Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Board decides not to re-nominate a member for re-election, the Board identifies the desired skills and experience of a prospective director nominee in light of the criteria above, or determines to reduce the size of the Board. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, nor do we anticipate doing so in the future.

Compensation Functions

The Board currently does not have a Compensation Committee. Rather, the functions that a compensation committee would carry out are handled by the Board. The principles of our executive compensation are discussed below under “Executive Compensation.”

Communication with the Board of Directors

Stockholders may communicate with the Board by sending a letter to the Corporate Secretary, Surna Inc., 1780 55th Street, Boulder, Colorado 80301. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should indicate in the address whether the communication is intended for the entire Board, the non-employee directors as a group or an individual director. Each communication will be screened by the Corporate Secretary or his designee to determine whether it is appropriate for presentation to the Board or any specified director(s). Examples of inappropriate communications include junk mail, spam, mass mailings, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. Communications determined to be appropriate for presentation to the Board, or the director(s) to whom they are specifically addressed, will be submitted to the Board or such director(s) on a periodic basis. Any communications that concern accounting, internal control or auditing matters will be handled in accordance with procedures adopted by the Board of Directors.

Code of Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which is available for review on our website at www.surna.com and is also available in print, without charge, to any stockholder who requests a copy by writing to us at Surna Inc., 1780 55th Street, Boulder, Colorado 80301, Attention: Corporate Secretary. Each of our directors, employees and officers, including our Chief Executive Officer, and all of our other principal executive officers, are required to comply with the Code of Business Conduct and Ethics. There have not been any waivers of the Code of Business Conduct and Ethics relating to any of our executive officers or directors in the past year.

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Executive and Director Compensation

Director Compensation Program

On January 2, 2020, the Board approved a revised compensation plan for independent directors. Under this plan, the Company was to pay its independent directors an annual cash fee of $30,000, payable quarterly in advance, covering attendance at all regular or special meetings of the Board or any committee thereof (including telephonic meetings) and any other services provided by them as a director (other than services as the Chairman of the Board and lead independent director and the Chairman of the Audit Committee).

Under this plan, the Company was to pay the Chairman of the Board and lead independent director an additional annual fee of $15,000, payable in cash quarterly in advance.

Also, under this plan, the Company was to pay the Audit Committee Chairman an additional annual fee of $15,000, payable in cash quarterly in advance, for his services as the Audit Committee Chairman. There was no additional compensation paid to members of the Audit Committee.

For independent directors elected or appointed on or after January 1, 2020, at the time of initial election or appointment, the independent director received an equity award consisting of a grant of non-qualified stock options to purchase 500,000 shares of the Company’s common stock. The options vested 50% upon grant and 50% on the first anniversary of the grant date, had a term of 10 years, and an exercise price equal to the closing price of the Company’s common stock on The OTC Markets on the day immediately preceding the grant date.

In addition, on the first business day of January each year, each independent director received a grant of non-qualified stock options to purchase 250,000 shares of the Company’s common stock, which options immediately vested on the date of grant, had a term of 10 years, and an exercise price equal to the closing price of the Company’s common stock on The OTC Markets on the day immediately preceding the grant date. In the case of a mid-year election or appointment, the 250,000 options were pro-rated for each full quarter of service in the year of appointment.

For each of the two independent directors serving on January 1, 2020, Messrs. Keating and Simonton, the Board also approved a special one-time grant of non-qualified stock options to purchase 2,000,000 shares of the Company’s common stock, in recognition of the prior services of each such independent director. These non-qualified stock options were granted January 2, 2020, were immediately vested on the date of grant, had a term of 10 years, and had an exercise price of $0.07 per share, the closing price of the Company’s common stock on The OTC Markets on the day immediately preceding the grant date.

On March 26, 2020, Timothy J. Keating resigned as Chairman of the Board and a member of the Board and J. Taylor Simonton resigned as a member of the Board.

On June 24, 2020, the Board adopted a new plan for Director compensation (the “Plan”) in connection with the appointment Messrs. Shipley and Etten. Under the Plan, each such independent director will receive an equity award consisting of a grant of non-qualified stock options to purchase 1,000,000 shares of the Company’s common stock. The options will vest 50% upon grant and 50% on April 1, 2021, if the Director remains on the Board up to that time. The options have a term of 5 years and have an exercise price equal to the closing price of the Company’s common stock on The OTC Markets on the day immediately preceding the grant date. Options will also provide that they will expire 3 months after the termination of service to the Company for any reason. The directors will not receive any cash payment for meeting attendance.

Effective June 24, 2020, the Company appointed two new independent directors, James R. Shipley and Nicholas J. Etten, and Mr. McDonald was appointed Chairman of the Board.

Both new independent directors, Messrs. Shipley and Etten, are subject to the Plan.

Each independent director is responsible for the payment of any and all income taxes arising with respect to the issuance of any equity awarded under the plan, including the exercise of any non-qualified stock options.

The Company also reimburses independent directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on the Company’s behalf.

Employee directors do not receive separate fees for their services as directors.

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Under the Nevada Revised Statutes and pursuant to our charter and bylaws, as currently in effect, the Company may indemnify the Company’s officers and directors for various expenses and damages resulting from their acting in these capacities. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

The Company has entered into indemnification agreements with its directors and executive officers. The indemnification agreements are intended to provide the Company’s directors the maximum indemnification permitted under the Nevada Revised Statutes, unless otherwise limited by the Company’s charter and bylaws. Each indemnification agreement provides that the Company shall indemnify the director or executive officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding. Each indemnification agreement further provides that the applicable provisions of the Company’s charter and bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

Director Compensation Table

The following table sets forth the compensation earned by or awarded or paid in 2020 to the individuals who served as our independent directors during such period.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1), (2)	Total
James R. Shipley	$-	$-	$19,800	$19,800
Nicholas J. Etten	$-	$-	$19,800	$19,800

(1) Reflects the dollar amount of the grant date fair value of awards, measured in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718 (“Topic 718”) without adjustment for estimated forfeitures.

(2) Reflects grant to each independent director on June 24, 2020 of non-qualified stock options to purchase 1,000,000 shares of the Company’s common stock.

Disclosures Relating to Former Directors

Mr. Keating was a Director of the Company until his resignation in March 2020. During the period from January 1, 2020 until his resignation, Mr. Keating received $7,500 fees paid or earned in cash and stock option non-qualified stock options to purchase 250,000 shares of the Company’s common stock valued at $14,625 in respect of the annual 2020 grant in recognition of his prior services to the Company.

Mr. Simonton was a Director of the Company until his resignation in March 2020. During the period from January 1, 2020 until his resignation, Mr. Keating received $7,500 fees paid or earned in cash and stock option non-qualified stock options to purchase 250,000 shares of the Company’s common stock valued at $14,625 in respect of the annual 2020 grant in recognition of his prior services to the Company.

The aggregate number of non-qualified stock options held as of December 31, 2020 by each current independent director and excluding directors during fiscal 2020 who resigned before year end, are as follows:

Name	Shares Underlying Non-Qualified Stock Option (1)	Shares Underlying restricted Stock Units	Total

James R. Shipley	1,000,000	—	1,000,000
Nicholas J. Etten	1,000,000	—	1,000,000

(1) Includes grant to each independent director on June 24, 2020 of non-qualified stock options to purchase 1,000,000 shares of the common stock of the Company.

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Executive Officer

Executive officers are appointed by our Board and serve at its discretion. Set forth below is information regarding our executive officers as of March 22, 2021.

Name	Age	Positions
Anthony K. McDonald*	62	Chief Executive Officer and President; Director

* Mr. McDonald currently also serves as our Principal Financial and Accounting Officer.

Mr. McDonald’s biographical information is included with such information for the other members of our Board.

Compensation of Executive Officers

The Company has not established a compensation committee. Accordingly, the Board is responsible for setting compensation policies for executive officers which has two fundamental objectives: (i) to provide a competitive total compensation package that enables the Company to attract and retain highly qualified executives with the skills and experience required for the achievement of business goals; and (ii) to align certain compensation elements with the Company’s annual performance goals. The Board considers, with respect to each of the Company’s executive officers, the total compensation that may be awarded, including base salary, discretionary cash bonuses, annual stock incentive awards, stock options, restricted stock units and other equity awards, and other benefits and perquisites. Under certain circumstances, the Board may also award compensation payable upon termination of the executive officer under an employment agreement or severance agreement (if applicable). The Board recognizes that its overall goal is to award compensation that is reasonable when all elements of potential compensation are considered. The Board believes that cash compensation in the form of base salary and discretionary cash bonuses provides our executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options, restricted stock units and other equity awards aligns the objectives of management with those of our stockholders with respect to long-term performance and success.

The Board also has historically focused on the Company’s financial condition when making compensation decisions and approving performance objectives. Because the Company has historically sought to preserve cash and currently does not operate at a profit, overall compensation traditionally has been weighted more heavily toward equity-based compensation. The Board will continue to periodically reassess the appropriate weighting of cash and equity compensation in light of the Company’s expenditures in connection with commercial operations and its cash resources and working capital needs.

The following table summarizes compensation earned by or awarded or paid to our named executive officers for the years ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-equity Incentive Plan Compen-sation	Non-qualified Deferred Compen-sation Earnings	All Other Compen-sation	Total
Anthony K. McDonald -	2020	$174,593	$20,000	$-	$33,333	$-	$-	$15,314	$243,240
Chief Executive Officer and President (2)	2019	$180,000	$-	$-	$58,532	$-	$-	$13,900	$252,432

(1) Reflects the dollar amount of the grant date fair value of awards granted in 2019 or 2020, measured in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718 (“Topic 718”) without adjustment for estimated forfeitures. For a discussion of the assumptions used to calculate the value of equity awards, refer to Note 14 to our consolidated financial statements for the fiscal year ended December 31, 2020 included in this Annual Report.

2) Mr. McDonald was appointed Chief Executive Officer and President in November 2018. Amounts presented include all compensation for Mr. McDonald for the full 2019 and 2020 years. Bonus includes cash bonus paid in recognition of services rendered and contributions to the Company’s performance in 2019. 2019 option awards include non-qualified stock options to purchase 1,000,000 shares of common stock awarded in January 2020, based on our 2019 performance and Mr. McDonald’s contributions to such performance, some of which options are subject to certain to vesting (see Outstanding Equity Awards table, below). 2020 option awards include non-qualified stock options to purchase 268,700 shares of common stock awarded in February 2021, based on Mr. McDonald’s 2020 performance. The options vested and became exercisable on the grant date. Other compensation in 2019 and 2020 includes (i) employer-paid portion of health plan benefits ($6,700 and $7,780, respectively), and (ii) employer matching contributions under our 401(k) plan ($7,200 and $7,535, respectively).

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Disclosure Relating to Former Executives

Mr. Bechtel was Chief Executive Officer and President from August 2017 until his resignation in November 2018. During the year ended December 31, 2019, Mr. Bechtel received salary of $7,561 in respect of services provided in the prior year.

Mr. Smiens was Chief Financial Officer and Treasurer from July 2018, and Secretary from September 2018, until his termination of employment in December 2018. During the year ended December 31, 2019, Mr. Smiens received slasy of $18,454 in respect of services provided in the prior year.

The following table sets forth certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Anthony K. McDonald (1)	5,000,000	–	–	$0.089	11/28/2028	–	–	–	–
	1,000,000	–	–	$0.070	1/2/2030	–	–	–	–
	268,700	–	–	$0.130	2/16/2031

(1) On November 28, 2018, we granted to Mr. McDonald non-qualified stock options to purchase 5,000,000 shares of common stock under our 2017 Equity Incentive Plan, of which: (i) 1,000,000 options vested and became exercisable on the grant date, (ii) 2,000,000 options vested and became exercisable on December 31, 2019, and (iii) 2,000,000 options vested and became exercisable on December 31, 2020. On January 2, 2020, we granted to Mr. McDonald non-qualified stock options to purchase 1,000,000 shares of common stock under our 2017 Equity Incentive Plan in recognition of his performance during 2019, which options vested and became exercisable on the grant date. On February 16, 2021, we granted to Mr. McDonald non-qualified stock options to purchase 268,700 shares of common stock under our 2017 Equity Incentive Plan in recognition of his performance during 2020, which options vested and became exercisable on the grant date.

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Anthony K. McDonald – Employment Agreement

On November 28, 2018, the Company entered into an employment agreement with Mr. McDonald, the Company’s Chief Executive Officer and President. The initial term of the employment agreement commenced on November 28, 2018 and was to continue until December 31, 2020. During the year ended December 31, 2020, the term of Mr. McDonald’s employment agreement was extended to December 31, 2021. However, the Company and Mr. McDonald may terminate the employment agreement, at any time, with or without cause, by providing the other party with 30-days’ prior written notice. In the event Mr. McDonald’s employment is terminated by the Company during the initial term without cause, Mr. McDonald will be entitled to receive his base salary for an additional 30 days. Following the initial term, the Company and Mr. McDonald may extend the employment agreement for additional one-year terms by mutual written agreement. Under the employment agreement, Mr. McDonald received in 2019 an annualized base salary of $180,000. Effective January 1, 2020, the annualized base salary was increased to $200,000.

Under the employment agreement, the Board approved an award of non-qualified stock options to purchase 5,000,000 shares of the Company’s common stock under the Company’s 2017 Equity Incentive Plan, as may be modified and amended by the Company from time to time (the “2017 Equity Plan”), which vest as follows: (i) 1,000,000 options vested and became exercisable on November 28, 2018, the grant date, (ii) 2,000,000 options vested and became exercisable on December 31, 2019, and (iii) 2,000,000 options vested and became exercisable on December 31, 2020. The exercise price of these options is $0.089, based on the closing of the Company’s common stock on November 27, 2018. In the event of a change of control involving the Company, any non-qualified stock options not already vested will become vested, provided Mr. McDonald continues to provide services to the Company on the date immediately preceding the date of the change of control.

In consideration of the grant of the above non-qualified stock options, Mr. McDonald agreed to cancel 197,368 RSUs, which were granted to him as an equity retention award in connection with Mr. McDonald’s appointment to the Board on September 12, 2018 and which had not vested as of November 28, 2018.

On January 2, 2020, the Board also awarded Mr. McDonald a special one-time grant of non-qualified stock options to purchase 1,000,000 shares of the Company’s common stock and a $20,000 cash bonus, in recognition of his services as the Company’s Chief Executive Officer during 2019. These non-qualified stock options were immediately vested on the date of grant, had a term of 10 years, and had an exercise price of $0.07 per share, the closing price of the Company’s common stock on The OTC Markets on the day immediately preceding the grant date.

On February 16, 2021, Mr. McDonald was awarded non-qualified stock options to purchase 268,700 shares of common stock under our 2017 Equity Incentive Plan. This grant was based on his performance during 2020. The options vested and became exercisable on the grant date. The associated equity compensation expense was accrued during 2020.

Certain Relationships and Related Transactions

Related Party Transactions

The following describes certain agreements and transactions between the Company and its co-founders, Brandy and Stephen Keen (the “Co-founders”). The Co-founders held various executive officer and director positions with the Company until May 2018. One of the Co-founders also was a consultant to the Company until May 2018. The Co-founders are also stockholders of the Company. Based on information available to the Company, the Co-founders did not own more than 10% of the Company’s outstanding common stock at any time during 2020 or 2019.

Equipment, Demonstration and Product Testing Agreement. In May 2017, we entered into a three-year equipment, demonstration and product testing agreement with a licensed cannabis cultivation company affiliated with Mr. Keen. Under this agreement, we agreed to lease the cultivation company certain cultivation equipment in exchange for a quarterly fee of $16,500, which was increased to $18,330 to reflect additional leased equipment requested by the cultivation company (the “Lease Fee”). In consideration for access to the cultivation facility to conduct demonstration tours and for the product testing and data to be provided by the cultivation company, we agreed to pay the cultivation company a quarterly fee of $12,000 (the “Demo and Testing Fee”).

The parties each made their respective payments under this agreement through June 30, 2018. Thereafter, the cultivation company failed to make any subsequent payments of the Lease Fee and, as a result, the Company did not pay the Demo and Testing Fee. During the second quarter of 2019, we notified the cultivation company of its breach for non-payment of the Lease Fee. In February 2020, the parties mutually agreed to terminate this agreement and release each other from all claims related to this agreement, including any unpaid Lease Fees or Demo and Testing Fees. We also agreed to transfer the equipment to the cultivation company for no additional consideration. For the year ended December 31, 2019, the net impact of the foregoing items on the consolidated statements of operations was a charge of $120,241.

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Employment Agreement. In May 2018, we entered into an employment agreement with Ms. Keen, which provided for an initial base salary of $150,000 per year and certain sales incentive. Pursuant to the employment agreement, we awarded 4,800,000 restricted stock units (“RSUs”) to Ms. Keen that vested at certain dates in the future, subject to her continued employment. These RSU’s have now either fully vested or been cancelled and Ms. Keen continues her employment with the Company under this agreement.

Year Ended December 31, 2020. During 2020, except as discussed above, there have been no transactions in which the Company was or is a participant, and there are no currently proposed transactions in which the Company is to be a participant, in which the amount involved exceeds the lesser of $120,000 or 1% of the Company’s average assets at year-end for the last two completed fiscal years, and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or member of such person’s immediate family had or will have a direct or indirect material interest.

Consulting Agreement. On January 7, 2021, the Company entered into a consulting agreement with RSX Enterprises, Inc. (RSX), a company controlled by Mr. James R. Shipley, a director of the Company. RSX will provide consulting services to the Company focused on product offerings, engineering requirements, key customer marketing outreach, and related matters, as mutually determined by the Company and RSX. The Company will pay a monthly consulting fee of $6,500 for up to 50 hours per month for the various consulting activities undertaken and provide for reimbursement of expenses. The term of the agreement is set for three months. Any intellectual property developed by RSX will belong to the Company, and the contract provides for typical indemnification obligations and confidentiality provisions.

Company Policy Regarding Related Party Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of business conduct and ethics that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of business conduct and ethics can generally only be obtained from the Board and are publicly disclosed as required by applicable law and regulations.

In addition, our Board will review all related party transactions for potential conflict of interest situations on an ongoing basis (if such transactions are not reviewed and overseen by another independent body of the Board). In accordance with that policy, the Board’s general practice is to review and oversee any transactions that are reportable as related party transactions under the Financial Accounting Standards Board (“FASB”) and SEC rules and regulations. Management advises the Board on a regular basis of any such transaction that is proposed to be entered into or continued and seeks approval.

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company, including a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports filed by such persons.

Based solely on our review of the copies of such reports furnished to us, we believe that during the fiscal year ended December 31, 2020, all executive officers, directors and greater than 10% beneficial owners of our common stock complied with the reporting requirements of Section 16(a) of the Exchange Act, except as stated hereinafter. Mr. McDonald, the Chief Executive Officer, filed a late Form 4 Report, on March 12, 2021, indicating an award of 268,700 nonqualified stock options on February 16, 2021.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the shares of our common stock beneficially owned by (i) each of our directors, (ii) each of our named executive officers, (iii) all of our directors and executive officers as a group, and (iv) all persons known by us to beneficially own more than 5% of our outstanding common stock. The Company has determined the beneficial ownership shown on this table in accordance with the rules of the SEC. Under these rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such shares. A person is also deemed to be a beneficial owner of shares if that person has the right to acquire such shares within 60 days through the exercise of any warrant, option or right or through conversion of a security. Except as otherwise indicated in the accompanying footnotes, the information in the table below is based on information as of April 1, 2021. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power with respect to shares of common and preferred stock and the address for such person is c/o Surna Inc. 1780 55th Street, Boulder, Colorado 80301.

	Common Stock		Preferred Stock
Name of Beneficial Owner	Number of Shares Owned Beneficially (1)	Percentage of Class (2)	Number of Shares Owned Beneficially (1)	Percentage of Class (3)	Combined Voting Authority At Meeting (4)

Directors
Anthony K. McDonald (5)	6,466,068	2.7%	-	-	2.27%
James R. Shipley (6)	1,000,000	0.4%	-	-	0.36%
Nicholas J. Etten (7)	1,000,000	0.4%	-	-	0.36%

Executive Officers and Directors as a Group	8,466,068	3.5%	-	-	3.00%

5% or More Stockholders
John F. Jansen (8)	15,253,546	6.4%	-	-	5.50%
Brandy M. Keen (9)	13,020,614	5.5%	-	-	4.70%
Morgan Paxhia (10)	-	-	33,428,023	79.5%	12.00%

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Based on a total of 236,526,638 shares of the Company’s common stock issued and outstanding as of April 1, 2021.

(3) Based on a total of 42,030,331 shares of the Company’s preferred stock issued and outstanding as of April 1, 2021. The holders of preferred stock vote as a separate class on matters affecting the preferred stock.

(4) Based on a total of 278,556,969 shares of common stock and preferred stock issued and outstanding as of April 1, 2021.

(5) Includes 6,268,700 shares of common stock issuable upon the exercise of options exercisable within 60 days, of which 268,700 were granted on February 16, 2021.

(6) Includes 1,000,000 shares of common stock issuable upon the exercise of options exercisable within 60 days.

(7) Includes 1,000,000 shares of common stock issuable upon the exercise of options exercisable within 60 days.

(8) Beneficial ownership based on Schedule 13G dated May 25, 2018 filed by Mr. Jansen with the SEC, and share ownership reported by Mr. Jansen to the Company as of March 8, 2020. Includes 2,500,000 shares of common stock issuable upon the exercise of warrants exercisable within 60 days. The address for Mr. Jansen is 4910 Kaylan Court, Richmond, TX 77407.

(9) Beneficial ownership based on share ownership reported by Ms. Keen to the Company as of March 4, 2021. Includes shares of common stock held jointly with her spouse, Stephen B. Keen. The address for the Keens is 359 Ash Juniper Dr., New Braunfels, TX 78132.

(10) Includes 33,428,023 shares of preferred stock owned by Demeter Capital Group LP (“Demeter”). Mr. Paxhia and his sister, Emily Paxhia, are the managing members of Poseidon Asset Management, LLC (“Poseidon”), which is the general partner and/or investment manager of Demeter and in such capacity exercises voting and dispositive power over the securities beneficially owned by Demeter. The address for Mr. Paxhia, Ms. Paxhia, Poseidon and Demeter is 130 Frederick Street, #102, San Francisco, CA 94117.

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Securities Authorized for Issuance under Equity Compensation Plans

On August 1, 2017, our Board of Directors adopted and approved the 2017 Equity Incentive Plan (the “2017 Equity Plan”) in order to attract, motivate, retain, and reward high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to us by enabling such persons to acquire an equity interest in us. Under the 2017 Equity Plan, our Board of Directors may award stock options, stock appreciation rights (“SARs”), restricted stock awards (“RSAs”), restricted stock unit awards (“RSUs”), shares granted as a bonus or in lieu of another award, and other stock-based performance awards. The 2017 Equity Plan allocates 50,000,000 shares of our common stock (“Plan Shares”) for issuance of equity awards under the 2017 Equity Plan. As of December 31, 2020, we have granted, under the 2017 Equity Plan, awards in the form of RSAs for services rendered by independent directors and consultants, non-qualified stock options, RSUs and stock bonus awards.

The information for our 2017 Equity Plan as of December 31, 2020 is summarized as follows:

	Number of shares to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuances under equity compensation plans excluding securities reflected in first column
Equity compensation plans approved by shareholders	-	-	-
Equity compensation plans not approved by shareholders (1)	21,651,000	$0.078	3,795,182
Total	21,651,000	$0.078	3,795,182

(1) Of the 50,000,000 Plan Shares allocated for issuance under the 2017 Equity Plan, as of December 31, 2020, 24,553,818 shares have been issued, options over 21,651,000 shares were issued and outstanding and securities in respect of the remaining 3,795,182 shares were available for future issuance.

OTHER INFORMATION

Submission of Proposals for the 2022 Annual Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials or nominate persons for the position of a director in connection with its 2022 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 1780 55th Street, Boulder, Colorado 80301, which proposals must be received at such address no later than January 30, 2022.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 may be obtained by contacting Surna Investor Relations, by phone at (303) 993-5271, or by mail addressed to Surna Investor Relations, 1780 55th Street, Boulder, Colorado 80301.

This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are also available on the website of our proxy tabulator, EQ at www.proxydocs.com/SRNA.

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Other Matters

The Board knows of no other business that will be presented at the Annual Stockholders Meeting. If any other business is properly brought before the Annual Stockholders Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, all common stock and Series A preferred stock holders are requested to complete, date, sign and promptly return the accompanying WHITE proxy card in the enclosed postage-paid envelope or submit your vote by calling toll free the telephone number indicated in the enclosed WHITE proxy card or electronically via the Internet by using the Internet address indicated on the enclosed WHITE proxy card.

By Order of the Board of Directors,

/s/ Anthony K. McDonald
Anthony K. McDonald
Chief Executive officer

Boulder, Colorado

April 7, 2021

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Exhibit A to the Proxy Statement of Surna Inc.

ARTICLES OF AMENDMENT TO THE

ARTICLES OF INCORPORATION

OF

SURNA INC.

ARTICLE 1

The Nevada Form and the first paragraph of Article 3 of the Articles of Incorporation, as previously amended will be deleted and in its place put the following:

“The total number of shares of capital stock which may be issued by the corporation is eight hundred fifty million shares (850,000,000), of which seven hundred million (700,000,000) shares shall be Common Stock, $0.00001 par value per share (hereinafter referred to as the “Common Stock”) and one hundred fifty million (150,000,000) shares shall be Preferred Stock, $0.00001 par value per share (hereinafter referred to as the “Preferred Stock”).”

ARTICLE 2

The Certificate of Designations of the Series A preferred stock is hereby amended to add the following as paragraph 7 thereof:

“7. Redemption Rights.

The corporation, at any time while the Series A Preferred Stock is issued and outstanding has the right to effect a mandatory redemption of any or all of the Series A Preferred Stock by tendering one (1) share of its Common Stock for each one hundred (100) shares of the issued and outstanding shares of Series A Preferred Stock, to the holder thereof, with or without notice, such number of shares of Common Stock to be subject to equitable adjustment upon a stock split, stock combination or other action which adjusts the number of issued and outstanding shares of Common Stock. The corporation will not issue fractional shares of Common Stock, but will round up to the next whole share of Common Stock based on the aggregate holdings of Series A preferred stock of a stockholder being redeemed. Upon the tender of the shares of Common Stock for redemption, the Series A Preferred Stock will cease to be issued and outstanding shares of Series A Preferred Stock with no further action by the holder of the Series A Preferred Stock, and the redeemed shares of Series A Preferred Stock will be returned to the status of unissued but authorized shares of Series A Preferred Stock. The holder of the Series A Preferred Stock need not surrender its evidence of ownership thereof in order to be entitled to the Common Stock issued upon redemption, but upon redemption, the Series A Preferred Stock immediately cease to have any right or privileges.”

ARTICLE 3

To the description of the common stock of the corporation, there will be added the following paragraph:

“NO CONSENT BY STOCKHOLDERS

Any action required or permitted to be taken by stockholders of the corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.”

ARTICLE 4

To the description of meeting of stockholders, there shall be added the following:

“Any annual or special meetings of stockholders of the corporation may be called only by the Board of Directors acting pursuant to a resolution adopted by a majority of the whole board, or by any two directors acting together, or the chief executive officer or president of the corporation, or any stockholder or group of stockholders holding of record at least twenty-five percent (25%) of the voting power of the capital stock issued and outstanding and entitled to vote thereat. Any meeting of the stockholders may be scheduled no later than 90 calendar days after action of the board, the two directors, the chief executive officer or president or the stockholders requesting the meeting. The Board of Directors, acting pursuant to a resolution adopted by the board or the chairperson of a meeting of stockholders may postpone or reschedule any previously scheduled meeting of stockholders at any time, before or after the notice for such meeting has been sent to the stockholders for not more than forty-five days.”

ARTICLE 5

To the description of the capital stock of the corporation, there will be added the following paragraph:

“The Board of Directors, without requiring the approval of the stockholders, without correspondingly decreasing the number of authorized shares of the class, by resolution are authorized to decrease the number of issued and outstanding shares of Common Stock or Preferred Stock, so long as the decrease is applied proportionally to any class of stock so decreased.”

Exhibit B to the Proxy Statement of Surna Inc.

Adopted by the Board of Directors March 22, 2021

Adopted by the Stockholders ______

SURNA INC.

2021 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of this Surna Inc. 2021 Equity Incentive Plan (the “Plan”) is to assist Surna Inc., a Nevada corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) an act or acts of personal dishonesty, fraud, or embezzlement by the Participant, (ii) violation by the Participant of the Participant’s obligations under the Award Agreement, any proprietary rights and restrictive covenant agreement with the Company or a Related Entity, or any employment, consulting, or other similar agreement with the Company or a Related Entity, if any, which are demonstrably willful and deliberate on the Participant’s part and which are not remedied in a reasonable period of time after receipt of written notice from the Company, (iii) any willful or deliberate refusal to follow the requests or instructions of the Company’s Chief Executive Officer or of the Board, or (iv) the conviction of the Participant for any criminal act which is a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9 hereof.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board. If the Board does not designate the Committee, references herein to the “Committee” shall refer to the Board.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant, or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant, or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant, or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means the person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the four highest compensated officers (other than the chief executive officer) of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code. No person shall be considered a Covered Employee during the applicable reliance period under Treasury Regulation 1.162-27(f).

(m) “Director” means a non-Employee member of the Board or the board of directors of any Related Entity.

(n) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(p) “Effective Date” means the date this Plan is first adopted by the Board.

(q) “Eligible Person” means each officer, Director, Employee, Consultant, and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

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(r) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t) “Fair Market Value” means the fair market value of Shares, Awards, or other property as determined in good faith by the Committee, or under procedures established by the Committee, and where applicable in accordance with the requirements of the Code, provided that, if the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the last reported sale price for Common Stock or, in case no such reported sale takes place on such date, the average of the closing bid and asked prices for the Common Stock for such date, in either case on the principal securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the arithmetic mean of the high and low prices, as quoted on the over-the-counter market or any comparable system, for the date in question, or, if the Common Stock is listed on a national stock exchange, the officially quoted closing price on such exchange on the date in question. If applicable, the Committee’s determination of Fair Market Value shall be conclusive for purposes of this Plan.

(u) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(v) “Independent” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading or otherwise quoted on the over-the-counter market, by the rules of the NASDAQ Stock Market.

(w) “Listing Market” means the over-the-counter market or any other national securities exchange on which any securities of the Company are listed for trading.

(x) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(y) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(z) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(cc) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

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(dd) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ee) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ff) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) “Prior Plan” means the 2014 Stock Ownership Plan of Safari Resource Group, Inc., as amended.

(hh) “Related Entity” means any Parent or Subsidiary.

(ii) “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(jj) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(kk) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(ll) “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(mm) “Restriction Period” shall have the meaning ascribed to such term in Section 6(d) hereof.

(nn) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(pp) “Shares” means the shares of common stock of the Company, par value $0.00001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

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(ss) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Administration of the Plan. The Plan shall be administered by the Committee. Any action of the Committee shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The Committee may issue rules and regulations for administration of the Plan.

(b) Composition of Committee. To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are (i) Independent; (ii) a non-employee director within the meaning of Rule 16b-3 under the Exchange Act; and (iii) an outside director pursuant to Section 162(m) of the Code. The Board may designate one or more directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Authority of the Committee. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(d) Dodd-Frank Clawback. The Committee shall have full authority to implement any policies and procedures that it determines to be necessary or appropriate to comply with Section 10D of the Exchange Act and any rules promulgated thereunder, including without limitation, including in any Award Agreement, or amending any outstanding Award Agreement to include, language for the clawback (recapture) by the Company of any benefits under the Award Agreement that the Committee deems necessary or appropriate to comply with that statutory provision and those rules.

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(e) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants, or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 100,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award that could have been settled with Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for Awards under the Plan.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

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(iv) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 100,000,000 shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the Effective Date.

(d) No Further Awards under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Effective Date.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (a) Options or Stock Appreciation Rights with respect to more than such number of Shares as may be determined from time to time by the Committee, or (b) Restricted Stock, Restricted Stock Units, Performance Shares, and/or Other Stock-Based Awards with respect to more than such number of Shares as may be determined from time to time by the Committee.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee; provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

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(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including, in the discretion of the Committee, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including, without limitation, the withholding of Shares otherwise deliverable pursuant to the Award), other Awards, or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

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(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

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(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred, or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements; provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

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(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be longer than 5 years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis, in each case in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

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7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or, in the case of an Incentive Stock Option, such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Listing Market. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

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(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant, whether or not such Participant is subject to Section 16 of the Exchange Act, shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (1) the Participant’s “separation from service”, (2) the date the Participant becomes “disabled”, (3) the Participant’s death, (4) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (5) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (6) the occurrence of an “unforeseeble emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest, or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

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8. Code Section 162(m) Provisions.

(a) Covered Employees. Unless otherwise determined by the Committee, the provisions of this Section 8 shall be applicable to any Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.

(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares, or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) net new members of the Company; (17) member retention and satisfaction; (18) strategic plan development and implementation, including turnaround plans; and/or (19) and/or the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, on account of (i) restructurings, discontinued operations, extraordinary items, (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, or (ii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no longer than 5 years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

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(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.

9. Change in Control. The Committee may, in its discretion, provide for vesting acceleration in connection with a Change in Control in any individual Award Agreement. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean:

(a) The acquisition by any Person (within the meaning of Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and including a “group” as defined in Section 13(d) thereof) of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (i) the value of the then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9, the following acquisitions shall not constitute or result in a Change in Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (E) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) below; or

(b) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

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(c) Consummation of (i) a reorganization, merger, statutory share exchange, or consolidation or similar transaction involving (A) the Company or (B) any of its Subsidiaries, but in the case of this clause (B) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (i) being hereinafter referred to as a “Business Reorganization”), or (ii) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale, and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. Each Participant who receives an Award shall comply with any insider trading policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than (i) by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, or (ii) to a “family member” (as defined in Rule 701(c)(3) under the Securities Act) through gifts or domestic relations orders if permitted by the Committee. Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, or if such Award or right is transferred in accordance with this Section 10(b), by the transferee of such Award or right in accordance with the terms of such Award. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee. Incentive Stock Options (and Stock Appreciation Rights in tandem therewith) shall be transferable only to the extent provided in Section 10(b)(i).

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(c) Adjustments.

(i) Adjustments to Awards. Other than as provided in subsection (ii) below, in the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee may, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation, or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award immediately prior to applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash, or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

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(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to require the Participant to make cash payments to the Company in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. Each Participant shall be solely responsible for all of the tax consequences to the Participant of any Award issued under the Plan, including any consequences arising under Section 409A of the Code. The Company provides no guaranty or assurance concerning the tax consequences to the Participants of any Award issued under the Plan.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise provided in this Plan or in any Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

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(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s business, financial condition, results of operation, or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers, or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives, or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards, or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Colorado without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to and conditioned upon, approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

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Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

SURNA INC.

ANNUAL MEETING OF STOCKHOLDERS
Friday, May 28, 2021 9:00 a.m. Mountain Time
1780 55th Street
Boulder, Colorado 80301

Directions to the Surna Inc. Annual Meeting are available in the proxy statement which can be viewed at proxydocs.com/SRNA.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 28, 2021.

Notice is hereby given that the Annual Meeting of Stockholders of Surna Inc. will be held at 1780 55th Street, Boulder, Colorado 80301 on May 28, 2021 at 9:00 a.m. Mountain Time.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.proxydocs.com/SRNA

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 15, 2021 to facilitate timely delivery.

The Board of Directors Recommends a Vote FOR Items 1 through 10 and 12 and 3 YEARS for Item 11.

1.	Election of Directors: 01 Anthony K. McDonald 02 James R. Shipley 03 Nicholas J. Etten

2.	To ratify the selection of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.	To approve an amendment to the Articles of Incorporation to increase the number of authorized shares to Eight Hundred Fifty Million (850,000,000) of which Seven Hundred Million (700,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Fifty Million (150,000,000) shares will be preferred stock, with a par value of $0.00001 per share.

4.	To approve an amendment to the Articles of Incorporation to change the rights, preferences, limitations and terms of the Company’s Series A preferred stock to allow the Company to redeem the outstanding shares of the Series A preferred stock by issuance of one share of the Company’s common stock for each one hundred shares of Series A preferred stock being redeemed by the Company.

5.	To approve an amendment to the Articles of Incorporation to eliminate any right of stockholder action by written consent.

6.	To approve an amendment to the Articles of Incorporation to permit the call of any special or annual meeting by the board acting together by a majority of the board, any two directors acting together, the chief executive officer or president of the Company or any one or more stockholders together holding, of record, at least twenty-five percent (25%) of the voting power of the capital stock issued and outstanding and entitled to vote.

7.	To approve an amendment to the Articles of Incorporation to permit the Board, without requiring the approval of the stockholders and without correspondingly decreasing the number of authorized shares of the class, to decrease the number of issued and outstanding shares of common stock or preferred stock, so long as the decrease is applied proportionally to any class of stock so decreased.

8.	To approve the 2021 Performance Equity Plan of the corporation.

9.	To authorize the Board, at its discretion, at any time until December 31, 2021, (i) to effect a reverse stock split of the common stock with a ratio not less than two-for-one but not greater than one hundred-fifty-for-one and (ii) in conjunction therewith to amend the Articles of Incorporation to decrease the authorized number of shares of common stock and preferred stock to any amount less than 700,000,000 but to not less than 150,000,000 shares of common stock and to any amount less than 150,000,000 but to not less than 25,000,000 shares of preferred stock.

10.	To obtain an advisory vote on the executive pay, under the “Say on Pay” proxy requirements.

11.	To obtain an advisory vote on the frequency of the “Say on Pay” advisory select one of the yearly periods or abstain.

12.	To approve any adjournment of the Annual Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/SRNA

● Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on May 27, 2021.

● Please have this Notice available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet/Mobile – Access the Internet and go to www.investorelections.com/SRNA. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at paper@investorelections.com with “SRNA Materials Request” in the subject line.

The email must include:

●	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
●	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
●	If you choose email delivery you must include the email address.
●	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

Important Information about the Notice of Proxy Materials

This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to stockholders in place of the printed materials for the upcoming Stockholder Meeting.

Information about the Notice:

In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to stockholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the internet site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.

SURNA INC.

ANNUAL MEETING OF STOCKHOLDERS

Friday, May 28,2021

9:00 a.m. Mountain Time

1780 55th Street

Boulder, Colorado 80301

PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 28, 2021.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 through 10 and 12 and “3 YEARS” for Item 11.

By signing the proxy, you revoke all prior proxies and appoint Anthony K. McDonald and James R. Shipley, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the annual Meeting and all adjournments.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE www.proxypush.com/SRNA	VOTE BY TELEPHONE 1-866-883-3382	MAIL

Use the internet to vote your proxy until 11:59 p.m. (CT) on May 27, 2021.	Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on May 27, 2021.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

1. The election of the following persons (except as marked to the contrary) as directors, each of whom will serve as director until the 2022 Annual Meeting of Stockholders, or until his successor is duly elected and qualified.	For	Withhold Authority FOR ALL	For All Except*
	☐	☐	☐
(01) Anthony K. McDonald (02) James R. Shipley (03) Nicholas J. Etten

*Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.

	FOR	AGAINST	ABSTAIN

2. To ratify Sadler, Gibb & Associates, L.L.C. as the independent registered public accounting firm for the fiscal year ending December 31, 202.	☐	☐	☐

3. To approve an amendment to the Articles of Incorporation to increase the number of authorized shares to Eight Hundred Fifty Million (850,000,000) of which Seven Hundred Million (700,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Fifty Million (150,000,000) shares will be preferred stock.	☐	☐	☐

4. To approve an amendment to the Company’s Articles of Incorporation to change the rights, preferences, limitations and terms of the Company’s Series A preferred stock (the “Series A preferred stock”) to allow the Company to redeem the outstanding shares of the Series A preferred stock by issuance of one share of the Company’s common stock for each one hundred shares of Series A preferred stock being redeemed by the Company.	☐	☐	☐

5. To approve an amendment to the Articles of Incorporation to eliminate any right of stockholder action by written consent.	☐	☐	☐

6. To approve an amendment to the Incorporation to permit the call of any special or annual meeting by the board acting together by a majority of the board, any two directors acting together, the chief executive officer or president of the Company or any one or more stockholders together holding, of record, at least twenty-five percent (25%) of the voting power of the capital stock issued and outstanding and entitled to vote.	☐	☐	☐

7. To approve an amendment to the Articles of Incorporation to permit the Board, without requiring the approval of the stockholders and without correspondingly decreasing the number of authorized shares of the class, to decrease the number of issued and outstanding shares of common stock or preferred stock, so long as the decrease is applied proportionally to any class of stock so decreased.	☐	☐	☐

8. To approve the 2021 Performance Equity Plan of the corporation.	☐	☐	☐

9. To authorize the Board, at its discretion, at any time until December 31, 2021, (i) to effect a reverse stock split of the common stock with a ratio not less than two-for-one but not greater than one hundred-fifty-for-one and (ii) in conjunction therewith to amend the Articles of Incorporation to decrease the authorized number of shares of common stock and preferred stock to any amount less than 700,000,000 but not less than 150,000,000 shares of common stock and to any amount less than 150,000,000 but not less than 25,000,000 shares of preferred stock.	☐	☐	☐

10. To approve the advisory vote on the executive pay, under the “Say on Pay” proxy requirements.	☐	☐	☐

11. To obtain an advisory vote on the frequency of the “Say on Pay” advisory, select one of the yearly periods or abstain:			☐
One year	☐
Two years	☐
Three years	☐

12. To approve any adjournment of the Annual Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WILL BE VOTED AS THE BOARD RECOMMENDS.

IMPORTANT: Please sign exactly as name appears hereon and date your proxy. Joint owner should each sign personally. Trustees or others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

SIGNATURE (and title if applicable)	DATE	SIGNATURE (if held jointly)	DATE